________________________________________________________________________________








                               THE RIVAL COMPANY


                            _______________________
                            NOTE PURCHASE AGREEMENT
                            _______________________



                          DATED AS OF APRIL 15, 1996



               $50,000,000 7.21% SENIOR UNSECURED NOTES DUE 2008


________________________________________________________________________________

                               TABLE OF CONTENTS

                                                               PAGE
Section 1.  Notes; Payments...................................  1
       1.1  Issuance..........................................  1
       1.2  Payments; Prepayments.............................  1
       1.3  Registration......................................  2
       1.4  Transfer or Exchange..............................  2
       1.5  Replacement.......................................  3
       1.6  Payments..........................................  3

Section 2.  Sale and Purchase of Notes........................  3
       2.1  Agreement.........................................  3
       2.2  Purchasers' Representations.......................  3

Section 3.  Closing...........................................  5

Section 4.  Conditions Precedent..............................  5
       4.1  Opinions..........................................  5
       4.2  Certificates......................................  6
       4.3  Approvals.........................................  6
       4.4  Fees..............................................  6
       4.5  Operative Documents...............................  7
       4.6  Legal Investment..................................  7
       4.7  Proceedings and Documents.........................  7
       4.8  Bank Financing....................................  7
       4.9  Other Materials...................................  7
      4.10  Private Placement Number..........................  7

Section 5.  Representations and Warranties....................  7
       5.1  Corporate Existence...............................  7
       5.2  Corporate Authority...............................  8
       5.3  No Default........................................  8
       5.4  Validity of Agreements............................  8
       5.5  Litigation........................................  8
       5.6  Compliance with Laws; Consents....................  9
       5.7  Defaults Under Other Documents....................  9
       5.8  Judgments.........................................  9
       5.9  Disclosure........................................  9
      5.10  Securities Laws...................................  9
      5.11  Margin Stock...................................... 10
      5.12  Regulations of Federal Reserve System............. 10
      5.13  Title to Property; Leases......................... 10
      5.14  Debt.............................................. 10
      5.15  Pari Passu Ranking................................ 10
      5.16  Transaction Regulations........................... 10

                               TABLE OF CONTENTS
                                    (cont.)

                                                               PAGE
      5.17  Taxes............................................. 11
      5.18  Zoning............................................ 11
      5.19  OSHA.............................................. 11
      5.20  Environmental Matters............................. 11
      5.21  ERISA............................................. 12
      5.22  Material Contracts................................ 13
      5.23  Employment Liabilities............................ 13
      5.24  Intellectual Property............................. 13
      5.25  Company Status.................................... 13
      5.26  Product Liability................................. 14
      5.27  Insurance......................................... 14

Section 6.  General Affirmative Covenants..................... 14
       6.1  Financial Data.................................... 14
       6.2  Inspection of Properties and Books................ 15
       6.3  Payments.......................................... 15
       6.4  Notices........................................... 16
       6.5  Corporate Matters................................. 16
       6.6  Accounting........................................ 17
       6.7  Maintenance of Property........................... 17
       6.8  Corporate Existence............................... 17
       6.9  Intellectual Property............................. 17
      6.10  Taxes............................................. 17
      6.11  Governmental Regulations.......................... 17
      6.12  Use of Proceeds................................... 18
      6.13  Expenses.......................................... 18
      6.14  Bank Financing Amendments......................... 18
      6.15  Payment of Claims................................. 18


Section 7.  General Negative Covenants........................ 19
       7.1  ERISA............................................. 19
       7.2  Merger and Consolidation.......................... 19
       7.3  Sales or Other Dispositions of Assets............. 20
       7.4  Additional Stock.................................. 20
       7.5  Other Agreements.................................. 21
       7.6  Negative Pledge................................... 21
       7.7  Additional Subsidiaries........................... 21
       7.8  Affiliate Transactions............................ 21
       7.9  Business Practices................................ 22
      7.10  Restricted Payments............................... 22
      7.11  Subsidiary Guarantee.............................. 22

                               TABLE OF CONTENTS
                                    (cont.)


                                                               PAGE
Section  8.   Financial Covenants.............................  22
         8.1  Minimum Adjusted Net Worth......................  22
         8.2  Funded Debt.....................................  22
         8.3  Current Debt....................................  22
         8.4  Fixed Charge Coverage...........................  22
         8.5  Restricted Subsidiary Indebtedness..............  23

Section  9.   Events of Default...............................  23
         9.1  Payments........................................  23
         9.2  Other Obligations...............................  23
         9.3  Other Debt......................................  23
         9.4  Undischarged Final Judgments....................  24
         9.5  False Representations...........................  24
         9.6  Negative and Financial Covenants................  24
         9.7  Affirmative Covenants...........................  24
         9.8  Involuntary Bankruptcy Proceedings..............  24
         9.9  Voluntary Petitions.............................  24
         9.10 Assignments for Benefit of Creditors............  25
         9.11 ERISA Violation.................................  25

Section 10.   Remedies........................................  25
        10.1  Acceleration....................................  25
        10.2  Other Remedies..................................  25
        10.3  Remedies in General.............................  25

Section 11.   Definitions.....................................  26
        11.1  Adjusted Consolidated Net Worth.................  26
        11.2  Affiliate.......................................  26
        11.3  Agreement.......................................  26
        11.4  Bank Financing..................................  26
        11.5  Bankruptcy Code.................................  26
        11.6  Business Day....................................  27
        11.7  Capital Lease...................................  27
        11.8  Capital Lease Obligation........................  27
        11.9  CERCLA..........................................  27
        11.10 Closing.........................................  27
        11.11 Closing Date....................................  27
        11.12 Code............................................  27
        11.13 Company.........................................  27
        11.14 Consolidated Income Available for Fixed Charges.  27
        11.15 Consolidated Net Income.........................  27
        11.16 Current Debt....................................  28

                               TABLE OF CONTENTS
                                    (cont.)

                                                               PAGE

         11.17  Debt..........................................  28
         11.18  Environmental Laws............................  28
         11.19  ERISA.........................................  28
         11.20  Event of Default..............................  28
         11.21  Financial Statements..........................  28
         11.22  Fiscal Quarter................................  28
         11.23  Fiscal Year...................................  29
         11.24  Fixed Charges.................................  29
         11.25  Funded Debt...................................  29
         11.26  GAAP..........................................  29
         11.27  Guarantee.....................................  29
         11.28  Hazardous Materials...........................  30
         11.29  Intellectual Property.........................  30
         11.30  Interest Expense..............................  30
         11.31  Investment....................................  30
         11.32  Liens.........................................  30
         11.33  Make-Whole Premium............................  30
         11.34  Margin Security...............................  31
         11.35  Margin Stock..................................  31
         11.36  Material Adverse Change or Effect.............  31
         11.37  Multiemployer Plan............................  31
         11.38  NAIC Annual Statement.........................  31
         11.39  Noteholders...................................  31
         11.40  Notes.........................................  31
         11.41  Obligations...................................  31
         11.42  Operating Lease...............................  32
         11.43  Operating Lease Rentals.......................  32
         11.44  Operative Documents...........................  32
         11.45  Permitted Investments.........................  32
         11.46  Permitted Liens...............................  32
         11.47  Person........................................  34
         11.48  Plan..........................................  34
         11.49  Potential Event of Default....................  34
         11.50  Private Placement Memorandum..................  34
         11.51  Purchasers....................................  34
         11.52  QPAM..........................................  34
         11.53  QPAM Exemption................................  34
         11.54  Rating Agencies...............................  34
         11.55  Related Person................................  34
         11.56  Release.......................................  34
         11.57  Restricted Investments........................  34
         11.58  Restricted Payments...........................  34

                               TABLE OF CONTENTS
                                    (cont.)

                                                               PAGE

      11.59  Restricted Subsidiary............................  35
      11.60  SEC..............................................  35
      11.61  Source...........................................  35
      11.62  Subsidiary.......................................  35
      11.63  Successor Corporation............................  35
      11.64  Taxes............................................  35
      11.65  '34 Act..........................................  35
      11.66  '33 Act..........................................  35
      11.67  Total Capitalization.............................  35
      11.68  Weighted Average Life to Maturity................  35

Section 12.  Miscellaneous....................................  36
       12.1  Entire Agreement.................................  36
       12.2  Amendments; Changes and Modifications............  36
       12.3  Applicable Law: Submission to Jurisdiction.......  36
       12.4  Notices..........................................  36
       12.5  Captions.........................................  37
       12.6  Counterparts.....................................  37
       12.7  Assignment.......................................  37
       12.8  Survival of Representations and Warranties.......  37
       12.9  Consents: Noteholder Action......................  37
      12.10  Reproduction of Documents........................  38
      12.11  No Third Party Beneficiaries.....................  38



Schedule I   --   Purchasers
Schedule II  --   Other Financial Data
Schedule III --   Disclosure Schedule
Exhibit 1.1  --   Form of Note
Exhibit 4.1(a)    --   Company Outside Counsel Opinion

                            NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT is made as of April 15, 1996 among THE RIVAL COMPANY (the "Company") and the purchasers set forth in Schedule I (the "Purchasers"). In consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree:

Section 1.   Notes; Payments.
             ----------------

1.1 Issuance. The Company will authorize the issuance and sale of $50,000,000 in aggregate principal amount of its senior unsecured notes (the "Notes") due as provided in Section 1.2(a). The Notes shall bear interest at the rate of 7.21% per annum payable semiannually as provided in Section 1.2(a). The Notes shall be in the form of Exhibit 1.1. Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months. Interest on any overdue principal (including any overdue prepayment of principal); on the Make-Whole Premium, if any; to the extent permitted by applicable law, on any unpaid and overdue interest; and on other Obligations shall be paid at the rate per annum 2% above the otherwise applicable rate.

1.2  Payments; Prepayments.
     ----------------------

     (a) Required Payments. On April 15, 2004 and on each April 15 thereafter to and including April 15, 2007, the Company shall prepay $10,000,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Notes at par. The Company shall make its final payment of principal of the Notes on April 15, 2008. The Company shall make semiannual payments, in arrears, of all accrued interest on April 15 and October 15 of each year commencing on October 15, 1996. All payments and prepayments of principal, interest and Make-Whole Premium, if any, shall be made in immediately available funds on the date specified therefor (or, if such day is not a Business Day, on the succeeding Business Day), before 12:00 noon, New York time, and to the account of each Noteholder, respectively, as set forth in Schedule I, or such other account as each Noteholder may designate in writing from time to time. The Company shall give each Noteholder contemporaneous notice of each payment made to such Noteholder, such notice to be made to the address indicated on Schedule I, or such other address as each Noteholder may designate in writing from time to time. All such payments shall be made, without setoff or counterclaim and without reduction for, and free from, any and all present or future taxes, levies, imposts, duties, fees, charges, deductions, withholdings, restrictions or conditions of any nature imposed by any government or any political subdivision or taxing authority thereof (but excluding any taxes measured by the overall net income of any Noteholder).

     (b) Optional Prepayments. On any interest payment date, the Company may prepay, in full or in part, the Notes; provided, that such prepayment is accompanied by payment of all accrued interest to the date of prepayment and a Make-Whole Premium, if any, determined as of the date of the prepayment; and provided further, that in no event shall such prepayment be less than the principal being prepaid plus all accrued interest to the date of prepayment. Prepayments with respect to fewer than all holders are not permitted. Partial prepayments shall be made pro rata to all holders of Notes. The Company shall give notice to each Noteholder at least 30 days, but not more than 60 days, prior to the intended prepayment date. Such notice shall specify the prepayment date, and, as to each Note being prepaid, the outstanding principal amount thereof, the accrued interest thereon (through the scheduled prepayment date) and an estimate of the applicable Make-Whole Premium due in respect of such prepayment. Such notice shall contain such data and detailed calculations as are necessary to confirm the computation of the estimated Make-Whole Premium set forth therein. The amount of the Make-Whole Premium actually paid shall be adjusted from the foregoing estimate based on the most recent information available as of the day prior to the date of prepayment as required by Section 11.33. On the day prior to the date of prepayment, the Company shall give to each Noteholder notice of the actual amount of Make-Whole Premium. Such notice shall contain such data and detailed calculations as are necessary to confirm the computation of the actual Make-Whole Premium contained therein. Any partial prepayment under this Agreement applied to the Notes shall reduce in inverse order of maturity all remaining scheduled payments of principal, pro rata to all holders of Notes to which such prepayment applied.

     (c) Note Purchases. The Company will not, and will not permit any Subsidiary or Affiliate to, acquire, directly or indirectly by purchase or prepayment or otherwise, any of the outstanding Notes, except in accordance with the terms of this Agreement and the Notes.

1.3 Registration. The Company shall maintain at its principal office a register with respect to ownership and transfers of the Notes. The Company may in good faith rely on the register for the purpose of making payments on the Notes and for all other purposes related to actions taken and notices given in respect of the Notes. For purposes of this Agreement, the Person in whose name a Note is registered shall be deemed the "holder" of the Note and a Noteholder hereunder.
1.4 Transfer or Exchange. Upon written request of the holder of any Note and the surrender of such Note for transfer or exchange, the Company shall, without charge: (a) issue a new Note or Notes in respect thereof, in such denominations as may be requested by the holder to equal the unpaid principal balance of the Note surrendered, and made payable to the holder, its nominee(s) or the transferee, as requested by the holder, provided that the holder may not request a new Note in a denomination less than $500,000 or, if the outstanding principal of such Note is less than $500,000, in a denomination less than the outstanding principal amount of such Note; and (b) register such new Note(s) in the name of the party to whom it is made payable. Any transferee shall by its acceptance of a Note be deemed to make for the benefit of the Company the representations set forth in Sections 2.2 (a) and (b) hereof and, furthermore, a representation that the transfer alone will not require the Notes or any portion thereof to be registered under the '33 Act. New Notes shall be of like tenor to the Notes surrendered therefor and shall be dated the date to which interest was last paid, or if no interest has been paid, the date of the issuance of the Notes surrendered, so that there is no loss of interest with respect thereto. Upon the request of any Noteholder, the Company shall, without charge, provide such data as may be reasonably necessary to enable such Noteholder, upon a transfer of any Note, to comply with Rule 144A (or similar safe harbor provision) of the SEC. Such data shall be provided within 15 days after request by the Noteholder.

1.5 Replacement. In the case of the loss, theft, or destruction of any Note, the holder thereof shall be entitled, without charge, to a replacement Note by delivering to the Company the affidavit of a responsible officer or representative of the holder, testifying that the Note has been lost, stolen or destroyed, as applicable, and an unsecured indemnity agreement with respect to the lost, stolen or destroyed Note. In the case of the mutilation of any Note, the holder thereof shall be entitled, without charge, to a replacement Note by delivering to the Company such mutilated Note along with a written request for replacement. Replacement Notes shall be issued in the amount of the unpaid principal balance of the original Notes, shall be of like tenor to the original Notes and shall be dated the date to which interest was last paid, or if no interest has been paid, the date of the issuance of the Notes surrendered, so that there is no loss of interest with respect thereto.

1.6 Payments. All payments due under the Notes or on any of the other Obligations shall be made without tender of the Notes in immediately available funds by federal wire transfer in lawful money of the United States before 12:00 noon, New York time, on the due date therefor to the account of the respective holder as set forth on the attached Schedule I or at such other account as the holder may designate in writing from time to time.

Section 2.  Sale and Purchase of Notes.
            --------------------------

2.1 Agreement. The Company agrees to issue and sell to each Purchaser, and each Purchaser agrees to purchase from the Company, Notes in the principal amount set forth in Schedule I with respect to such Purchaser. The purchase price for the Notes shall be 100% of the principal amount thereof.

2.2  Purchasers' Representations.   Each Purchaser hereby represents and
warrants, as to itself, that:

     (a) Purchase for Investment. The Purchaser is purchasing the Notes for its own account or for one or more separate accounts maintained by it, in each case for investment and not with a view to distributing or selling any of the Notes; provided, that disposition of the Notes shall at all times be within the control of the Purchaser.

     (b) Source of Funds. As to such Purchaser, at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

          (i) if such Purchaser is an insurance company, the Source is such Purchaser's general account, and, in reliance upon the Company's representations set forth in Section 5.21, the amount of the reserves and liabilities for the general account contracts (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the "NAIC Annual Statement")) held by or on behalf of any Plan together with the amount of the reserves and liabilities for the general account contracts held by or on behalf of any other Plans maintained by the same employer (or affiliate thereof, as such term is defined in section V of DOL Prohibited Transaction Exemption 95-60 (60 FR 35925, July 12, 1995)) or by the same employee organization (as defined in ERISA) in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with the state of domicile of the insurance company; for purposes of the percentage limitation in this clause (i), the amount of reserves and liabilities for the general account contracts held by or on behalf of a Plan shall be determined before reduction for credits on account of any reinsurance ceded on a coinsurance basis; or

          (ii) if such Purchaser is an insurance company, the Source does not include assets allocated to any separate account maintained by such Purchaser in which any employee benefit plan (or its related trust) has any interest, other than a separate account that is maintained solely in connection with its fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

          (iii) the Source is either (1) an insurance company pooled separate account, within the meaning of Prohibited Transaction Exemption ("PTE") 90-1 (issued January 29, 1990), or (2) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as such Purchaser has disclosed to the Company in writing pursuant to this clause (iii), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

          (iv) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and

               (1)  the identity of such QPAM and

               (2) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause
          (iv); or

          (v)  the Source is a governmental plan; or

          (vi) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (vi); or

          (vii) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

     As used in the preceding Sections 2.2(a) and 2.2(b), the terms "separate account," "employee benefit plan" and "governmental plan" shall have the respective meanings assigned to them in Section 3 of ERISA.

     (c) Fees. The Purchaser has not dealt with any broker or finder besides NationsBanc Capital Markets, Inc. in respect of the transaction contemplated hereby.

Section 3. Closing. The sale and purchase of the Notes contemplated by Section 2 shall be consummated at a closing (the "Closing") to occur at 10:00 a.m. (Hartford time) on April 19, 1996. The Closing shall take place at the offices of Hebb & Gitlin in Hartford, Connecticut. At the Closing, the Company shall deliver to each Purchaser the Notes to be purchased by such Purchaser. Such Notes shall be delivered to each Purchaser in the form of a single note (or such greater number of Notes as the Purchaser may request) to be purchased by the Purchaser, shall be dated the Closing Date, and shall be made payable to and registered in the name of that Purchaser or its nominee(s) as required by the Purchaser. Upon tender of delivery of the Notes, and satisfaction of the conditions precedent set forth in Section 4, each Purchaser shall pay to the Company, in immediately available funds, the purchase price for the Notes sold to such Purchaser. Failure of the Company to tender delivery of the Notes or failure of the respective person or persons to satisfy any condition precedent in Section 4 shall, at the option of the Purchasers or any of them, relieve the Purchasers of all further obligations hereunder or operate as a waiver of the Purchasers' rights hereunder. In such event, the Purchasers shall also have all other rights and remedies available at law or in equity.

Section 4. Conditions Precedent. The obligations of the Purchasers to purchase the Notes are subject to satisfaction of the following conditions precedent:

4.1  Opinions.
     --------

     (a) Counsel to the Company. Each Purchaser shall have received from Hillix, Brewer, Hoffhaus, Whittaker & Wright, counsel to the Company, a favorable opinion addressed to the Purchasers, covering all matters reasonably requested by the Purchasers or their counsel, including, without limitation, the due and valid authorization, execution and delivery of the Company's Operative Documents, that such Operative Documents constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, and certain other matters set forth in Section 5. Such opinion shall be satisfactory in form and substance to the Purchasers and their counsel, and shall be substantially in the form of
     Exhibit 4.1

     (a).

     (b) Special Counsel to the Purchasers. Each Purchaser shall have received from Hebb & Gitlin, special counsel to the Purchasers, a favorable opinion addressed to the Purchasers, covering all matters requested by the Purchasers. Such opinion shall be satisfactory in form and substance to the Purchasers.

4.2  Certificates.
     ------------

     (a)  Corporate Certificates.  Each of the Purchasers shall have received:

          (i) a certificate dated the Closing Date of the Secretary of the Company as to a copy of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of its Operative Documents, a copy of its certificate of incorporation and by-laws, the absence of any amendment thereto, the incumbency and signatures of the officers of the Company signing, and the satisfaction of all requisite corporate approvals for the consummation of the transactions contemplated by this Agreement;

          (ii) a certificate dated within 30 days of the Closing Date from the Secretary of State of the State of Delaware as to the certificate of incorporation of the Company and its good standing under the laws of such state;

          (iii) a certificate dated within 30 days of the Closing Date from the Secretary of State of Missouri, as to the good standing and qualification to do business in such state of the Company; and

          (iv) certificates dated within 30 days of the Closing Date from the Secretaries of State or similar officer of the states or provinces of incorporation of each of the Restricted Subsidiaries (except Waverly Products Company Limited, Patton Electric Company Hong Kong, Ltd., Bionaire International B.V., Bionaire France s.a.r.l. and Bionaire Worldwide Management Inc.) as to the certificate of incorporation of such Restricted Subsidiary and its good standing under the laws of such state or province.

     (b) Closing Certificate. Each of the Purchasers shall have received a certificate from the chief financial officer or treasurer of the Company certifying that as of the Closing Date, and after giving effect to the issuance and the application of proceeds of the Notes, all representations and warranties of the Company contained in its Operative Documents are true and correct, and that no Event of Default or Potential Event of Default exists under this Agreement. Such certificate shall also certify that since June 30, 1995 there has been no Material Adverse Change.

4.3 Approvals. Any and all requisite consents, approvals, authorizations and orders of, or qualifications with, any courts, regulatory authorities, or other governmental bodies that are required for the consummation of the transactions contemplated by this Agreement shall have been obtained.

4.4 Fees. The Company shall have paid the statements rendered at Closing for all fees and expenses of Hebb & Gitlin, special counsel to the Purchasers, in respect of negotiating and preparing this Agreement and the documents contemplated hereby, rendering the opinion set forth in Section 4.1(b), and in respect of otherwise advising the Purchasers as to the transactions contemplated by this Agreement.

4.5 Operative Documents. The Operative Documents shall have been duly authorized, executed and delivered and shall be in full force and effect. Each Purchaser's obligation to purchase its Note(s) is further subject to the condition that contemporaneously with such Purchaser's purchase, the Company shall issue and sell, and each other Purchaser shall purchase, the Notes identified to such other Purchasers on Schedule I.

4.6 Legal Investment. As of the Closing Date, each Purchaser shall have determined that its purchase of the Notes shall be permitted by the laws and regulations of the jurisdiction to which it is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment.

4.7 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to the Purchasers and their counsel and the Purchasers shall have received such counterpart originals or certified or other copies of such documents and instruments as they may reasonably request.

4.8 Bank Financing. The Company and the Banks shall have entered into the Bank Financing and the Company shall have delivered to you copies of the Bank Financing Documents, in form and substance satisfactory to you, and each other document executed in connection therewith requested by you, certified as true and correct by the treasurer of the Company.

4.9 Other Materials. The Purchasers shall have received such other documents, certificates and information with respect to the matters contemplated by this Agreement as they shall have reasonably requested.

4.10 Private Placement Number. The Company shall have obtained and provided to each Purchaser a private placement number for the Notes from Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners).

Section 5. Representations and Warranties. To induce each of the Purchasers to acquire the Notes, the Company hereby makes the following representations and warranties to each Purchaser:

5.1 Corporate Existence. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified and in good standing in the states identified in Section 5.1 of
Schedule III and in every other state in which it is doing business or engaging in activities which in each case require qualification in such state, except where the failure to be so qualified or in good standing would not have a

Material Adverse Effect, and it has full power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business. As of the Closing Date, the Company has no Subsidiaries other than as identified in Section 5.1 of Schedule III. Each Subsidiary (and in the event that the Company subsequently forms or acquires any additional Subsidiary or Subsidiaries to the extent permitted by this Agreement, each such additional Subsidiary) is (and will be) a corporation duly organized, validly existing and in good standing under the laws of the state or other jurisdiction of its incorporation, is (and will be) duly qualified and in good standing in every other state or other jurisdiction in which it is doing business or engaging in activities which require qualification in such state or other jurisdiction, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect, and has (or will have) full power and authority to own and operate its properties and to carry on its business. The Company has good title to the shares of stock it owns in each Subsidiary, free and clear of any Liens, and such stock is fully paid and non-assessable.

5.2 Corporate Authority. The Company has full corporate power, authority and legal right to execute, deliver and perform the Operative Documents to which it is a party, and all other instruments and agreements contemplated hereby and thereby, and to perform its obligations hereunder and thereunder and such actions have been duly authorized by all necessary corporate action. No notice to or consent, approval, vote or other authorization of the shareholders of the Company is required in connection with this Agreement, the Operative Documents or the transactions contemplated hereby or thereby.

5.3 No Default. The execution, delivery and performance of the Company's Operative Documents will not result in the imposition of a Lien on any property of the Company or its Subsidiaries and will not conflict with or constitute a default under (a) any provision of applicable law, rule or regulation or any order, judgment or decree of any court or other governmental agency or instrumentality or its certificate of incorporation or by-laws or (b) the provisions of any indenture, contract, instrument or agreement to which it is a party or by which it or its Subsidiaries or any of their property may be bound.

5.4 Validity of Agreements. The Operative Documents have been duly authorized, executed and delivered by the Company, the Notes have been duly issued and the Operative Documents constitute its legal, valid and binding agreements, enforceable against the Company in accordance with their respective terms (except to the extent that enforcement thereof may be limited by any applicable bankruptcy, reorganization, moratorium or similar laws now or hereafter in effect, or by principles of equity).

5.5 Litigation. Except as set forth in Section 5.5 of Schedule III, neither the Company nor any of its Subsidiaries is a party to, or subject to, any pending lawsuit, administrative proceeding, arbitration, labor dispute, or governmental inspection or investigation, which could have a material adverse effect upon the transactions contemplated hereby or could result in a Material Adverse Change, nor is the Company aware of any threatened lawsuit, administrative proceeding, arbitration, labor dispute or governmental inspection or investigation to which it or any of its Subsidiaries may become a party or subject, which, if instituted or adversely determined as to any entity, could have a material adverse effect upon the transactions contemplated hereby or could result in a Material Adverse Change. None of the Company, its Subsidiaries, or any of their officers or directors have been temporarily or permanently enjoined or barred by any court, tribunal, governmental or administrative agency or self-regulatory body from engaging in or continuing any conduct or practice in connection with the businesses in which the Company or its Subsidiaries is engaged. Neither the Company nor any of its Subsidiaries is in default under any material order, license, demand, writ, injunction or decree of any court, tribunal, governmental or administrative agency or self-regulatory body. There is no continuing order, judgment or decree of any court, tribunal, governmental or administrative agency or self-regulatory body enjoining the Company or its Subsidiaries from taking or requiring them to take any action of any kind or to which any such entity or any of their businesses, properties or assets are subject or by which they are bound. The Company is not aware of any state of facts, circumstances, or contemplated events that are likely to give rise to any material lawsuit, administrative proceeding, arbitration, labor dispute, or governmental inspection or investigation involving the Company or any of its Subsidiaries.

5.6 Compliance with Laws; Consents. Neither the Company nor any of its Subsidiaries is in violation of any laws, regulations, ordinances, rules, orders or judicial or governmental decrees in any respect which has or could have any material adverse effect whatsoever upon the validity or enforceability of or ability of the Company to perform any of the terms of the Operative Documents or which is or could result in a Material Adverse Change. No consent, approval, authorization or giving of notice to, registration with, order of or qualification or filing with any court, regulatory authority or other governmental body, or the taking of any other action in respect of the transactions contemplated by the Operative Documents is required by or on behalf of the Company or any of its Subsidiaries, except such consents, approvals, authorizations, notices, registrations, orders, qualifications, filings, or other actions as have been effected, given or obtained.

5.7 Defaults Under Other Documents. Neither the Company nor any of its Subsidiaries is in default or in violation (nor has any event occurred which, with notice or lapse of time or both, would constitute a default or violation) under (i) any agreement or instrument to which they may be a party or under which they or any of their properties may be bound and the result of which could have a material adverse effect upon the transactions contemplated hereby or could result in a Material Adverse Change, or (ii) any charter document. Upon the issuance of the Notes there is no condition or event in effect which would constitute an Event of Default or Potential Event of Default hereunder.

5.8 Judgments. There are no outstanding or unpaid judgments which could have a Material Adverse Effect.

5.9 Disclosure. The Financial Statements were prepared in accordance with GAAP and fairly and accurately present the consolidated financial condition of the Company and its Subsidiaries as of the dates reflected therein, and the results of their operations and cash flows for the periods then ended, in accordance with GAAP. The Financial Statements, the Private Placement Memorandum and the other written material furnished to the Purchasers by the Company prior to Closing and identified on Schedule II do not, as of their respective dates, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which made. There has been no Material Adverse Change since June 30, 1995 except as may be reflected in the Financial Statements, the Private Placement Memorandum or the other written material furnished to the Purchasers by the Company and identified on Schedule II.

5.10 Securities Laws. The Company has not, nor has any Person acting or purporting to act on behalf of it, directly or indirectly, offered the Notes for sale to, or solicited any offer to buy the Notes from, or otherwise negotiated in respect thereof with, any Person other than the Purchasers and not more than 90 other institutional investors, or done (or omitted to do) any other act, nor will it do any act, so as to bring the issuance or sale of the Notes within the registration requirements of the '33 Act, and the Company has complied with or is exempt from the registration provisions of all state securities or "blue sky" laws applicable to the issuance or sale of the Notes.

5.11 Margin Stock. The Company will issue the Notes in the ordinary course of its business and use the proceeds thereof solely for the purposes set forth in
Section 6.12. No part of the proceeds of the Notes will be used to purchase or carry any Margin Stock or any Margin Security, or to extend credit to others for the purpose of purchasing or carrying any Margin Stock or Margin Security. No part of the proceeds of the Notes will be used for any purpose that violates, or which is inconsistent with, the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System of the United States.

5.12 Regulations of Federal Reserve System. The Company and its Subsidiaries are not engaged in the business of extending or obtaining credit for the purchase or carrying of any Margin Stock nor do they own any Margin Security. No action will otherwise be taken or permitted by the Company which would result in violation of Regulations G, T, U or X or any similar regulation of the Board of Governors of the Federal Reserve System of the United States or a violation of Section 7 of the '34 Act, in each case as at the time in effect.

5.13 Title to Property; Leases. The Company and its Subsidiaries have good, indefeasible and marketable title to their assets and properties reflected in the Financial Statements (excluding leased or licensed property and excluding assets sold in the ordinary course of business of the Company and its Subsidiaries after the respective dates of such Financial Statements) and none of such assets or properties (including their interests in leased and licensed property) are subject to Liens except Permitted Liens. The Company and its Subsidiaries enjoy and are entitled to quiet, peaceful and undisturbed possession of all their leased property and all leases with respect to such property are valid, subsisting and in full force and effect.

5.14 Debt. The Company and its Subsidiaries are not obligated with respect to any Debt other than as set forth in Section 5.14(a) of Schedule III. The Company and its Subsidiaries are not subject to any material contingent liabilities other than as set forth in Section 5.14(b) of Schedule III.

5.15 Pari Passu Ranking. Except to the extent noted in Section 5.15 of Schedule III, the Company's payment obligations on the Notes rank at least pari passu with the Company's payment obligations in respect of all other Debt set forth in Sections 5.14(a) and 5.14(b) of Schedule III.

5.16 Transaction Regulations. The Company is not subject to regulation under any statute or regulation that limits the amount of borrowing of money by the Company or the amount of the Notes that may be issued hereunder. Neither the issuance and sale of the Notes nor the Company's use of the proceeds thereof as contemplated by this Agreement will violate any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any ruling issued thereunder or any enabling legislation or Presidential Executive Order in connection therewith.

5.17 Taxes. The Company and its Subsidiaries have made timely filings of all tax returns which are required to be filed, have paid all Taxes that are due and payable (other than those being diligently contested in good faith by appropriate proceedings and with respect to which adequate reserves in accordance with GAAP have been established), and have made adequate accruals, reserves and provisions for the payment of all current Taxes in accordance with GAAP. All federal income tax liabilities of the Company and its Subsidiaries have been finally determined by the Internal Revenue Service and satisfied, or the time for audit has expired, for all fiscal periods through February 29, 1992.

5.18 Zoning. The Company and its Subsidiaries are in material compliance with all zoning, land use, subdivision, fire and building code, historic preservation and similar statutes, regulations, ordinances and rules that are material to the possession, use and operation of their property.

5.19 OSHA. The Company and its Subsidiaries are in compliance with the Occupational Safety and Health Act of 1970, as amended, and all rules and regulations thereunder, and with all similar federal and state statutes, rules and regulations, and there are no investigations or citations outstanding against the Company or its Subsidiaries thereunder, except in each case where the failure to comply or the investigation or citation would not have a Material Adverse Effect or materially impair the Company's performance of its Obligations.

5.20 Environmental Matters.

     (a) Each of the Company and its Subsidiaries has obtained all environmental, health and safety permits, licenses and other authorizations required under all Environmental Laws to carry on its business as now being conducted, except where failure to obtain such permits, licenses or authorizations would not, individually or in the aggregate, have a Material Adverse Effect. Each of such permits, licenses and authorizations is in good standing and each of the Company and its Subsidiaries is in substantial compliance with the terms and conditions of all such permits, licenses and authorizations, and is also in substantial compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply individually or in the aggregate therewith would not have a Material Adverse Effect.

     (b) In addition, except as set forth in Section 5.20(b) of Schedule III:

         (i) no notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been served, no penalty has been assessed and no investigation or review is pending or, to the knowledge of the Company, threatened by any governmental or other entity with respect to any alleged failure by the Company or any of its Subsidiaries to have any environmental, health or safety permit, license or other authorization required under any Environmental Law in connection with the conduct of the business of the Company or any of its Subsidiaries or with respect to any generation, treatment, storage, recycling, transportation, discharge or disposal, or any Release of any Hazardous Materials generated by the Company or any of its Subsidiaries;

         (ii) neither the Company nor any of its Subsidiaries is a treatment, storage or disposal facility requiring a permit under the Resource Conservation and Recovery Act or under any comparable state or local statute; and, to the knowledge of the Company,

              (1) no polychlorinated biphenyls (PCB's) are present at any property owned or leased by the Company or any of its Subsidiaries;

              (2) no asbestos or asbestos-containing materials are present at any property owned or leased by the Company or any of its Subsidiaries, which, under any applicable Environmental Laws, would require encapsulation, removal, an operations and maintenance program, or other remedial action;

              (3) there are no underground storage tanks or surface impoundments for Hazardous Materials (excluding, for purposes of this Section 5.20(b)(ii)(3), petroleum and petroleum products), active or abandoned, at any property owned or leased by the Company or any of its Subsidiaries; and

              (4) during the time the Company and its Subsidiaries have owned, leased or operated their respective properties, no Hazardous Materials have been Released, in a reportable quantity under statutes, ordinances, rules, regulations or orders in effect at the time of Release which established such quantity, at, on or under any property now or previously owned by the Company or any of its Subsidiaries;

         (iii) to the knowledge of the Company, neither the Company nor any of its Subsidiaries has transported or arranged for the transportation of any Hazardous Material to any location that is listed on the National Priorities List under CERCLA, or on any similar state or local list or that is the subject of Federal, state or local enforcement actions or other investigations that may lead to environmental claims against the Company or any of its Subsidiaries; and

         (iv) no Liens have been filed under or pursuant to any Environmental Laws on any of the real property or properties owned or leased by the Company or any of its Subsidiaries, and to the knowledge of the Company no government actions have been taken or are in process that could subject any of such properties to such Liens and neither the Company nor any of its Subsidiaries would be required to place any notice or restriction relating to the presence of Hazardous Materials at any property owned by it in any deed to such property.

5.21 ERISA. The Company, its Subsidiaries and their Related Persons have fulfilled their respective obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code (except for the adoption of certain amendments for which the remedial amendment period under Section 401(b) of the Code has not expired), and have not incurred any material liability to the Pension Benefit Guaranty Corporation or any Plan (including any Multiemployer Plan), other than an obligation to fund or make contributions to any such Plan in accordance with its terms and in the ordinary course of business. The execution and delivery of this Agreement and the Operative Documents and the sale of the Notes to the Purchasers will not involve any transaction subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed under Section 4975 of the Code. The foregoing representation is made by the Company in reliance on the purchasers' representations in Section 2.2(b). If the name of any employee benefit plan has been disclosed to the Company pursuant to Section 2.2(b) the Company is not a party in interest with respect to any such plan and securities of the Company are not employer securities with respect to any such plan. The Company has delivered to the Purchasers a list of all employee benefit plans (other than welfare plans) with respect to which the Company is party in interest and with respect to which its securities are employer securities. As used in this section the terms "employee benefit plan," "welfare plan," "party in interest" and "employer securities" have the meanings assigned to them in ERISA.

5.22 Material Contracts. There is no pending or threatened breach or declaration of default under any material management agreement, consulting agreement or any other agreement between the Company or its Subsidiaries and their respective shareholders, directors, officers or other Persons exercising significant control or policy-making authority over or within the Company or its Subsidiaries and all other material contracts which individually or in the aggregate would have a Material Adverse Effect.

5.23 Employment Liabilities. The Company and its Subsidiaries have complied in all material respects with all federal, state and local statutes, regulations, ordinances, rules and orders respecting employment, employment practices, terms and conditions of employment, wages and hours, and benefits. The Company and its Subsidiaries have withheld all amounts required by law to be withheld from their employees' wages and salaries and are not liable for any arrears of wages or any taxes, interest or penalties for failure to comply with the foregoing.

5.24 Intellectual Property. The Company and its Subsidiaries own or have the right to use, without payment to any third party, all Intellectual Property material to the operation of their business. Except as disclosed in Section 5.24 of Schedule III, to the best of the knowledge of the Company, there are no Liens encumbering the Intellectual Property and no such Intellectual Property owned or used by the Company or its Subsidiaries infringes the patent, copyright, trademark, trade secret or other proprietary rights of any third party and the Company is not aware of any such claim of infringement by any third party. Except as disclosed in Section 5.24 of Schedule III, to the best of the Company's knowledge, no third party has materially infringed or threatened to infringe the patent, copyright, trademark, trade secret and other proprietary rights of the Company or its Subsidiaries in their Intellectual

Property.

5.25 Company Status. Neither the Company nor any of its Subsidiaries is: (a) an "investment company," or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended; (b) a "holding company" or a "subsidiary company" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (c) a "public utility" within the meaning of the Federal Power Act, as amended.

5.26 Product Liability. To the best of the Company's knowledge, neither the Company nor any of its Subsidiaries is subject to any material liability, regardless of whether arising in contract, tort or otherwise, including strict liability, related to or arising from any product or the packaging therefor produced, sold or distributed by the Company or any Subsidiary.

5.27 Insurance. The Company has in full force and effect insurance which complies with the provisions of Section 6.7 hereof.

Section 6. General Affirmative Covenants. The Company hereby covenants with the
Noteholders:

6.1 Financial Date. The Company shall deliver to the Noteholders:

    (a) within 45 days after the end of each of the first three Fiscal Quarters in the Company's Fiscal Year, copies of the unaudited consolidated financial statements (balance sheet, statement of earnings, and statement of cash flows) for the Company and its Subsidiaries for such period and for the corresponding period of the prior Fiscal Year, which statements of earnings and cash flows shall also set forth figures for the period from the beginning of the current Fiscal Year to the end of such quarter;

    (b) within 45 days after the end of each of the first three Fiscal Quarters in the Company's Fiscal Year, a certificate of the chief financial officer or treasurer of the Company to the effect that the financial statements provided pursuant to clause (a) above fairly and accurately present the consolidated financial condition of the Company and its Subsidiaries as of the date indicated and the results of its operations and its cash flows for the periods indicated, subject to normal changes resulting from year-end audit adjustments, and were prepared in accordance with GAAP, that such officer has reviewed and understands the terms of this Agreement, that the Company is in compliance with its covenants of this Agreement and that no Event of Default or Potential Event of Default exists hereunder, such certificate to contain in reasonable detail such calculations as are necessary to confirm the Company's compliance with Section 7.2, Section 7.3,
    Section 7.6, Section 7.10, Sections 8.1 through 8.5 and Section 11.46 and to contain the listing of all Restricted Subsidiaries and the listing of all Subsidiaries which are not Restricted Subsidiaries;

    (c) within 90 days after the end of the Company's Fiscal Year, copies of the audited consolidated financial statements (balance sheet, statement of earnings, statement of stockholders' equity and statement of cash flows) for the Company and its Subsidiaries and unaudited consolidating statements (only balance sheet and statement of earnings) for the Company and its Restricted Subsidiaries on a consolidated basis for such Fiscal Year and the prior Fiscal Year, together with an unqualified opinion by KPMG Peat Marwick or other independent accountants of nationally recognized standing, which opinion certificate shall state that the financial statements fairly present, in all material respects, the financial position of the Company and its Subsidiaries as of the date indicated and the results of their operations and their cash flows for the periods indicated, all in accordance with GAAP, and that the audit by such accountants in connection with such financial statements was made in accordance with generally accepted auditing standards;

    (d) within 90 days after the end of the Company's Fiscal Year, a certificate from the chief financial officer or treasurer of the Company to the effect that the financial statements provided pursuant to clause (c) above fairly and accurately present the consolidated financial condition of the Company and its Subsidiaries as of the date indicated and the results of its operations and its cash flows for the periods indicated, and were prepared in accordance with GAAP, that such officer has reviewed and understands the terms of this Agreement, that the Company is in compliance with its covenants in this Agreement and that no Event of Default or Potential Event of Default exists hereunder, such certificate to contain in reasonable detail such calculations as are necessary to confirm the Company's compliance with Section 7.2, Section 7.3, Section 7.6, Section 7.10, Sections 8.1 through 8.5 and Section 11.46 and to contain the listing of all Restricted Subsidiaries and the listing of all Subsidiaries which are not Restricted Subsidiaries; a certificate of the independent accountants that audited the financial statements referenced in clause (c) above that, in the course of their examination necessary to their certification of the foregoing, they have obtained no knowledge of any Event of Default or Potential Event of Default, or if, in the opinion of such accountants, any Event of Default or Potential Event of Default shall exist, stating the nature and status thereof; and a copy of the auditor's letters to management, if any, in connection with the audit referenced in clause (c);

    (e) immediately following the completion by its independent auditors of any interim or special audit of the Company, a copy of any opinion furnished to the Company by such auditors and a copy of the auditor's letters to management, if any, in connection with any such audit; and

    (f) from time to time, such other information as any one or more of the Noteholders may reasonably request.

6.2 Inspection of Properties and Books. The Company shall, and shall cause its Subsidiaries to, recognize and honor the right of any Noteholder, upon reasonable notice and at its own expense, to visit and inspect any of the properties of, to examine and to take extracts from the books, accounts and records of, and to discuss the affairs, finances or accounts of, the Company and its Subsidiaries and to be advised as to the same by the officers and senior management of the Company and the independent public accountants for the Company who are hereby expressly authorized and directed to undertake such actions, at such times, in such detail and through such agents and representatives as such Noteholder may reasonably desire; provided, however, that any discussions by the Noteholders with the independent public accountants of the Company shall be conducted upon reasonable notice to the Company, which shall have the right to participate in such discussions; and, provided further, that such discussions shall be limited to the extent necessary to preserve the accountant-client privilege as to any matters related to pending litigation by or against the Company. The cost of such discussions shall be borne by the Noteholders except to the extent such amounts are indemnified costs under Section 6.13 hereof.

6.3 Payments. The Company shall pay all monetary Obligations when due and before they become delinquent.

6.4 Notices. The Company shall give each of the Noteholders:

    (a) immediate notice of the Company's obtaining knowledge of: (i) the occurrence of any Event of Default or Potential Event of Default hereunder;
    (ii) any occurrence constituting an event of default or any occurrence which with notice or the passage of time or both may constitute an event of default under the Bank Financing Documents; (iii) the occurrence of a reportable event (as such term is defined in Section 4043 of ERISA) or a prohibited transaction (as such term is defined in Section 4975 of the Code) in connection with any Plan relating to the Company or any Related Person, or any other claim or occurrence constituting a breach of Section 7.1 or which with notice or passage of time or both may constitute an Event of Default under Section 9.11; (iv) the commencement of, or any threatened lawsuit, proceeding, arbitration, labor dispute or governmental claim, inspection or investigation involving the Company or any Subsidiary, which if adversely determined as to such entity, could have a Material Adverse Effect; (v) the accrual of any material unpaid assessments for Taxes against the Company or any Subsidiary or the assets, property or revenue of any of them, if in excess of adequate reserves therefor; (vi) any environmental investigation by any governmental authority to quantify levels of Hazardous Materials located on premises which have at any time been owned, leased or occupied by the Company or any of its Subsidiaries; (vii) a threat that the Company or any Subsidiary may be named, or the naming of such entity, as a potentially responsible party for contamination of real property or ground water (including past and present waste disposal sites) with Hazardous Materials; and (viii) any change in or discharge of the independent accountants used by the Company;

    (b) prompt notice of: (i) the Company's obtaining knowledge that the opinion of its independent accountants with respect to its annual financial statements will not be unqualified; (ii) the acquisition of any Subsidiary;
    (iii) the Company's obtaining knowledge of the accrual of or occurrence of any event giving rise to any material contingent liability of the Company or any Subsidiary or which does or which with notice or the passage of time or both would constitute an event of default under any other material document, instrument or agreement to which the Company or any of its Subsidiaries is a party or by which they or their property may be bound; and (iv) the Company's obtaining knowledge of any Material Adverse Change which results in any of the representations and warranties in Sections 5.1 through 5.27 becoming untrue or incorrect at any time;

    (c) 60 days' prior written notice of any material change in general business operations and prompt written notice of any change or intended change of control of the Company or any Subsidiary; and

    (d) such other notices as may be specifically required elsewhere in this Agreement, at the times there specified.

6.5 Corporate Matters. The Company shall provide the Noteholders with notice of changes in its Fiscal Year and with copies of all notices (including, without limitation, notice of annual and special meetings), waivers of notice, proxies, consents, reports and other documents, instruments, agreements and materials provided, filed or received by the Company, its officers or directors, with or from the SEC or any other governmental authority. All such materials shall be provided to the Noteholders contemporaneously with the effective date of any change in the Company's Fiscal Year and, as to SEC and other governmental filings, by the due date of their filing with, or promptly upon receipt from, the SEC or other governmental authority.

6.6 Accounting. The Company shall, and shall cause its Subsidiaries to, keep true books of record and accounts in which full and correct entries will be made of all their business and financial transactions, and shall reflect in their financial statements adequate accruals and appropriations to reserves, all in accordance with GAAP.

6.7 Maintenance of Property. The Company shall, and shall cause its Subsidiaries to, maintain their property in good condition, repair and working order, and make all necessary renewals, replacements, additions, betterments and improvements thereto and shall maintain insurance with financially sound and reputable insurers having at least an "A-" rating with A.M. Best on their property and business (including, without limitation, property and casualty, liability, business interruption, leasehold and data processing insurance), consistent with sound business practice and as is customary in the case of corporations or entities of established reputation in the same or a similar business and similarly situated.

6.8 Corporate Existence. The Company shall, and shall cause its Subsidiaries to, do or cause to be done all things necessary to preserve and keep in full force and effect their corporate existence, good standing and permits and licenses in their respective states of incorporation and their good standing and qualification to do business in all states in which they are doing business or engaging in activities which require qualification; provided, however, that the Company and its Subsidiaries may enter into consolidations and mergers permitted by Section 7.2 and may engage in liquidations of Subsidiaries where all of the assets of the liquidated Subsidiary are transferred to the Company or another wholly owned Restricted Subsidiary.

6.9 Intellectual Property. The Company shall, and shall cause its Subsidiaries to, in accordance with the standards of ordinary business practices in its industry, maintain the right to use, refrain from transfer, disposition or encumbrance of, protect against and prosecute material third party infringements of, and defend against material third party claims challenging their rights and interests in, their Intellectual Property to the extent that failure to comply with this Section 6.9 would create a Material Adverse Change and in no event shall the Company transfer its material Intellectual Property to a Subsidiary which is not a Restricted Subsidiary.

6.10 Taxes. The Company shall and shall cause its Subsidiaries to pay all Taxes imposed upon them before any penalties or interest accrue thereon; provided, however, that no such Taxes need be paid for so long as they are being diligently contested in good faith by appropriate proceedings and with respect to which adequate reserves in accordance with GAAP have been established.

6.11 Governmental Regulations. The Company shall, and shall cause its Subsidiaries to comply in all material respects with all applicable laws, regulations, ordinances, rules, orders and judicial or governmental decrees (including, without limitation, environmental), and, in any event, with all laws, regulations, ordinances, rules, orders and judicial or governmental decrees, the violation of which could have any material adverse effect whatsoever on the validity or enforceability of any of its Operative Documents or which could have a Material Adverse Effect.

6.12 Use of Proceeds. Proceeds of the Notes shall be used by the Company for the purpose of repaying existing indebtedness as set forth on Section 5.14(a) of
Schedule III and for other general corporate purposes.

6.13 Expenses. The Company shall, regardless of whether Closing occurs, pay and indemnify the Noteholders for all reasonable costs and expenses incurred by the Noteholders in connection with this Agreement, the Operative Documents and the transactions contemplated hereby and thereby, including, without limitation:

     (a) out-of-pocket costs and expenses incurred in connection with preparing, negotiating and reproducing this Agreement and the Operative Documents, along with all opinions and certificates referenced herein and the specific fees set forth in Section 4.4;

     (b) costs and expenses including, without limitation, out-of-pocket costs incurred in connection with any Company-requested amendments hereto or to the Operative Documents (whether or not entered into), or in connection with any waiver or consent requested by the Company (whether or not granted);

     (c) costs and expenses, including, without limitation, out-of-pocket costs incurred in connection with or as a result of any Potential Event of Default or Event of Default hereunder or in connection with any enforcement by any Noteholder of its rights hereunder or under any Operative Document, including, without limitation, the costs of any inspection pursuant to
     Section 6.2 after the occurrence of an Event of Default or Potential Event of Default (but excluding routine costs and expenses pertaining to administration of this Agreement prior to an Event of Default or Potential Event of Default); and

     (d) documentary, stamp, or similar taxes (including interest and penalties, if any) payable in respect of this Agreement or any Note, regardless of when assessed.

Except as otherwise provided herein, any such costs and expenses shall be due and payable within ten days after the due date thereof. In addition, the Company shall pay all fees of NationsBanc Capital Markets, Inc. and any other broker's or finder's fees in respect of the transaction contemplated hereby.

6.14 Bank Financing Amendments. The Company shall give each of the Noteholders a substantially contemporaneous notice and a copy of any amendment to or waiver of the terms of the Bank Financing Documents actually made or granted.

6.15 Payment of Claims. The Company shall, and shall cause its Subsidiaries to, pay claims of carriers, warehousemen, workmen and materialmen and judgment liens prior to such time as nonpayment thereof (a) could result in a Lien on or loss of the use of property employed by the Company or any one or more of its Subsidiaries in the conduct of such entity's business (other than those being diligently contested in good faith by appropriate procedures and with respect to which adequate reserves in accordance with GAAP have been established) or (b) could result in a Material Adverse Change.

Section 7. General Negative Covenants.

7.1 ERISA. The Company shall not, and shall not permit any of its Subsidiaries or any Related Person to:

    (a) (i) engage in any transaction in connection with which the Company, any Subsidiary or any Related Person could be subject to either section 502(i) of ERISA or a tax imposed by section 4975 of the Code, (ii) fail to make full payment when due of all amounts which would be deductible by the Company, the Subsidiary or any Related Person and which, under the provisions of any Plan, applicable law or applicable collective bargaining agreement, the Company, the Subsidiary or any Related Person is required to pay as contributions thereto, or (iii) permit to exist any accumulated funding deficiency, whether or not waived, with respect to any Plan, if, in the case of any of subdivision (i), (ii) or (iii) above, such penalty or tax, or the failure to make such payment, or the existence of such deficiency, as the case may be, could have a Material Adverse Effect;

    (b) permit the amount of unfunded benefit liabilities (within the meaning of section 4001(a)(18) of ERISA) under all Plans maintained at such time by the Company, its Subsidiaries or any of its Related Persons to exceed $5 million; or

    (c) permit the aggregate complete or partial withdrawal liability under Title IV of ERISA with respect to all Multiemployer Plans incurred by the Company, its Subsidiaries or any Related Person to exceed $5 million.

7.2 Merger and Consolidation. The Company shall not, and shall not permit any of its Restricted Subsidiaries to, consolidate with or merge into any other entity or permit any other entity to consolidate with or merge into it. Notwithstanding the foregoing, any Restricted Subsidiary may merge into the Company or into another wholly owned Restricted Subsidiary. Furthermore, notwithstanding the foregoing, the Company may enter into such a consolidation or merger transaction with any Person so long as:

    (a) the successor formed by such consolidation or the survivor of such merger, as the case may be (the "Successor Corporation"), shall be a solvent corporation organized and existing under the laws of a state of the United States of America, with its principal place of business in the United States, and doing business primarily in the United States and/or Canada;

    (b) if the Company is not the Successor Corporation, such corporation shall have executed and delivered to each Noteholder its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Noteholders holding at least 51% in principal amount of the aggregate outstanding Notes), and the Company shall have caused to be delivered to each Noteholder an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Noteholders holding at least 51% in principal amount of the aggregate outstanding Notes, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof;

    (c) no Event of Default or Potential Event of Default has occurred and is continuing and, immediately after the consummation of such transaction, no Event of Default or Potential Event of Default would exist hereunder; and

    (d) immediately after giving effect to such transaction the Successor Corporation could, without the occurrence of an Event of Default hereunder, incur at least $1 of additional Funded Debt owing to a Person other than a Restricted Subsidiary of the Successor Corporation.

7.3 Sales or Other Dispositions of Assets. Except as expressly provided in
Section 7.4, during any Fiscal Year the Company shall not, and shall not permit any of its Restricted Subsidiaries to, sell, lease or otherwise dispose of any of its assets (including, without limitation, the stock, other voting securities of or evidence of indebtedness from any Subsidiary) other than in the ordinary course of business unless the aggregate book value of assets sold, leased or otherwise disposed of in such Fiscal Year by the Company and its Restricted Subsidiaries does not exceed 10% of the total assets of the Company and its Restricted Subsidiaries as of the end of the Fiscal Year most recently ended. In no event shall the Company sell stock of a Subsidiary if the remaining stock held by the Company shall be less than 51% of the outstanding stock of such Subsidiary. The foregoing shall not prohibit sales by the Company or any Restricted Subsidiary of:

    (a) assets the proceeds of which are used within 180 days to acquire productive assets used in the ordinary course of business of the Company or a Restricted Subsidiary and having at least substantially comparable value or used to pay down Debt of the Company or its Restricted Subsidiaries which is not subordinate to the Obligations hereunder;

    (b) receivables pursuant to a securitization program, provided that:

        (i) the aggregate amount of receivables sold pursuant to this Section 7.3(b) shall not exceed $10 Million in any twelve-month period, and

        (ii) the purchasers of such receivables shall have no Lien, assignment, hypothecation, charge, adverse claim or other encumbrance on non-purchased receivables; or

    (c) assets that are leased-back by the Company or its Restricted Subsidiaries within 180 days following the acquisition or completion of construction of such property or assets.

7.4 Additional Stock. The Company shall not: (i) permit any of its Restricted Subsidiaries to issue any additional shares of capital stock, voting or non-voting, any warrants, options or other rights to acquire capital stock, or any securities convertible into capital stock, except to the Company or to another wholly owned Restricted Subsidiary; or (ii) sell, transfer or otherwise dispose of any capital stock, voting or non-voting, warrants, options or other rights to acquire capital stock, or any securities convertible into capital stock, of any Restricted Subsidiary except to another wholly owned Restricted Subsidiary or except as provided in Section 7.3.

7.5 Other Agreements. The Company shall not, and shall not permit any of its Subsidiaries to, enter into any other agreements which violate the terms and conditions of this Agreement or which, after giving effect thereto or upon the performance of any covenant contained therein, would constitute, or upon notice or the passage of time would constitute, an Event of Default, or which would restrict the ability of one or more Subsidiaries to pay dividends to the Company.

7.6 Negative Pledge. The Company shall not, and shall not permit any of its Restricted Subsidiaries to, create, incur, assume, permit or suffer to exist with respect to any of the assets of property of the Company (including, without limitation, its stock in and evidences of debt from Subsidiaries) or any Restricted Subsidiary, or any income, revenue, or profits therefrom, all whether now owned or possessed or hereafter acquired, any Lien, assignment, hypothecation, charge, adverse claim or other encumbrance thereon, excepting only Permitted Liens (whether or not the Company complies with the last sentence of this Section 7.6). Except as permitted by Sections 7.3 and 7.4, the Company shall not transfer or convey any of the assets or property of the Company (including, without limitation, its stock in Subsidiaries) nor permit the transfer or conveyance of the assets or property of any Restricted Subsidiary, or any income, revenue, or profits therefrom, all whether now owned or possessed or hereafter acquired, for the purpose, or with the effect, of subjecting the same to payment of any Debt or other obligation in priority of payment over its general creditors. The Company shall not, and shall not permit any of its Subsidiaries to, suffer to exist any Debt or obligation which may, by law, if unpaid or in the event of bankruptcy or insolvency, or otherwise be given priority in payment over its general creditors, nor shall the Company or any Subsidiary make any agreement or arrangement to subordinate the payment of the Notes to any other Debt. Without limiting the generality of the foregoing, if the Company or any of its Restricted Subsidiaries shall create, incur, assume, permit or suffer to exist any Lien (other than Permitted Liens) upon any of its or their property or assets, the Company shall make or cause to be made effective provision for the Notes to be secured equally and ratably with any Debt secured by such Lien, so long as such other Debt shall be so secured; provided, however, that such Lien shall constitute a breach of this Section 7.6 regardless of the Company's compliance with this last sentence.

7.7 Additional Subsidiaries. Prior to the acquisition of any additional Restricted Subsidiary, the Company shall provide to each Noteholder a certificate from the chief financial officer or treasurer of the Company certifying that as of, and immediately after, the acquisition of such Restricted Subsidiary, the representations and warranties contained in Section 5 are and will be true and correct as to such Subsidiary and no Event of Default or Potential Event of Default exists or, upon such acquisition, will exist.

7.8 Affiliate Transactions. The Company shall not, and shall not permit any Restricted Subsidiary to enter into any transaction with any Affiliate, their shareholders, the Affiliates of their shareholders, or the executive officers or directors or any of the foregoing entities unless the same shall be conducted in the ordinary course of business on an arms' length basis for fair value in accordance with reasonable commercial standards and on terms no less favorable than those available to third parties generally.

7.9 Business Practices. The Company shall not, and shall not permit its Restricted Subsidiaries to, (a) conduct any line of business which is not related to their business as conducted on the Closing Date and described in the Private Placement Memorandum, or (b) take any act or acts which would result in a substantial change (taken as a whole for the Company and the Restricted Subsidiaries) in the general nature of the business of the Company and its Restricted Subsidiaries in effect on the Closing Date.

7.10 Restricted Payments. The Company shall not, and shall not permit any of its Restricted Subsidiaries to, make any Restricted Payments if:

     (a) the cumulative amount of such Restricted Payments made after June 30, 1995 would exceed the sum of (i) $22,000,000; and (ii) 75% of Consolidated Net Income (or minus 100% in the case of a deficit) computed on a cumulative basis from June 30, 1995; and (iii) net proceeds of the issuance or sale of common stock of the Company after June 30, 1995; and (iv) any net return of capital, in cash, from a Restricted Investment after June 30, 1995; or

     (b) at the time of or as a result of, such Restricted Payment, any Event of Default would exist.

Notwithstanding the foregoing, any Subsidiary may make a Restricted Payment to the Company at any time.

7.11 Subsidiary Guarantee. No Subsidiary shall enter into a Guarantee of the Debt of the Company under its Bank Financing unless such Subsidiary, simultaneously therewith executes and delivers to the Noteholders a Guarantee of the Company's Obligations which is equal and ratable to the Guarantee issued in connection with the Bank Financing. Any such Guarantee for the benefit of the Noteholders shall be in a form reasonably satisfactory to a majority, by outstanding principal amount, of the Noteholders.

Section 8. Financial Covenants. The Company hereby covenants with the
Noteholders:

8.1 Minimum Adjusted Net Worth. At no time shall Adjusted Consolidated Net Worth be less than $75,000,000.

8.2 Funded Debt. At no time shall Funded Debt of the Company and its Restricted Subsidiaries exceed 60% of the Total Capitalization.

8.3 Current Debt. The Company shall not, and shall not permit any Restricted Subsidiary to incur or to have outstanding at any time Current Debt unless during the preceding 12 month period there shall have been a period of at least 30 consecutive days during which the sum of Current Debt and Funded Debt of the Company and its Restricted Subsidiaries did not exceed 60% of the sum of Total Capitalization and Current Debt of the Company and its Restricted Subsidiaries.

8.4 Fixed Charge Coverage. As of the end of each Fiscal Quarter, the Company and its Restricted Subsidiaries shall have Consolidated Income Available for Fixed Charges for the period of four Fiscal Quarters then ended of not less than 1.75 times Fixed Charges for such period.

8.5 Restricted Subsidiary Indebtedness. The Company shall not permit any Restricted Subsidiary to become liable for any Debt, except:

    (a) Debt owing to the Company or another wholly owned Restricted Subsidiary;

    (b) Debt of Restricted Subsidiaries existing at Closing;

    (c) Debt of Restricted Subsidiaries secured by Permitted Liens described under clause (f) of Section 11.46; and

    (d) Debt of any Restricted Subsidiary existing at the time such Restricted Subsidiary becomes a Restricted Subsidiary, provided that

        (i) the incurrence of such Debt was not in anticipation of such Person becoming a Restricted Subsidiary,

        (ii) no Potential Event of Default hereunder or Event of Default shall result therefrom, and

        (iii) immediately after giving effect thereto, the total amount of such Debt of all Restricted Subsidiaries shall not exceed 10% of Total Capitalization or otherwise violate one or more covenants in Section 8 hereof.

Section 9. Events of Default. The following occurrences shall constitute Events of Default:

9.1 Payments. The Company fails to pay when due any scheduled principal payment or any optional prepayment after giving notice thereof, or any Make-Whole Premium, or fails to pay within five Business Days of when due any payment of interest on the Notes.

9.2 Other Obligations. The Company fails to pay any Obligation (other than those set forth in Section 9.1) within 30 days after the same become due.

9.3 Other Debt. Any one or more of the following events occur:

    (i) the Company or any Subsidiary fails to pay when due or within any applicable grace or cure period Debt (other than the Obligations but including, without limitation, any Guarantee given by a Subsidiary as to the Company's obligations under the Bank Financing) of the Company or a Subsidiary with an outstanding principal amount of $5,000,000 or more in the aggregate, regardless of the amount of the payment in default; or

    (ii) the Company or any Subsidiary defaults in the performance of any other term, provision or agreement under which the Debt described in clause (i) above was created or governed, the effect of which is to permit, with the giving of notice or lapse of time, or both, the holder of such Debt to cause such Debt to become due prior to its stated maturity, unless such default is waived in writing by the holder of such Debt; provided, however, that any default described in this clause (ii) shall not become an Event of Default hereunder until 30 days after its occurrence during which period such default has not been waived in writing by the holder of such Debt; or

    (iii) any of such Debt shall be validly declared to be due and payable or required to be prepaid prior to the stated maturity thereof.

9.4 Undischarged Final Judgments. Final judgment or judgments for the payment of money (which are not covered by insurance), assessments or levies for the payment of taxes, or writs or warrants of attachment, is or are outstanding against the Company or any Subsidiary in an aggregate amount in excess of $5,000,000, and any such judgment, assessment, levy, writ or warrant of attachment (a) has been outstanding for more than 30 days from the date of its entry and (b) has not been discharged, paid, bonded against, released, vacated, reversed, stayed (and discharged within 30 days after expiration of any stay), or appealed and a funded (but not necessarily segregated) reserve established therefor if not otherwise bonded against.

9.5 False Representations. Any representation or warranty made by the Company (either on behalf of itself or any Subsidiary) in this Agreement or in any certificate or report delivered pursuant hereto is false or misleading in any material respect when made.

9.6 Negative and Financial Covenants. The Company (a) fails to comply with any covenant set forth in Sections 7.2, 7.3, 7.4, 7.5, 7.6, 7.9, 7.10 and 7.11 and
Section 8, or (b) fails to comply with any covenant set forth in any other sections of Section 7 and such failure is not cured within 10 Business Days of the event or condition constituting such failure.

9.7 Affirmative Covenants. The Company (whether as to itself or any Subsidiary) fails to comply with any covenant set forth in Section 6 or any other covenant or agreement set forth herein (other than the covenants set forth in Section 7 and Section 8) and such failure continues for more than 30 days after the occurrence thereof.

9.8 Involuntary Bankruptcy Proceedings.

    (a) A receiver, liquidator or trustee of the Company or any Subsidiary or any of their property (whether real or personal, tangible or intangible) is appointed by court order and such order is not discharged within 60 days; or

     (b) An order for relief is entered in any bankruptcy proceeding in which the Company or any Subsidiary is a "debtor" within the meaning of the Bankruptcy Code; or

     (c) A petition is filed against the Company or any Subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and is not dismissed within 60 days after such filing.

9.9 Voluntary Petitions. The Company or any Subsidiary files a petition in voluntary bankruptcy or seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any petition under any such law.

9.10 Assignments for Benefit of Creditors. The Company or any Subsidiary (a) makes an assignment for the benefit of its creditors, or (b) is generally not paying its debts as they become due, or (c) has announced that it will not pay its debts as they become due, or (d) consents to the appointment of a receiver, trustee or liquidator of the Company or any Subsidiary or of all or any part of their property.

9.11 ERISA Violation. The Company, any Subsidiary or any Related Person shall receive notice that it is in violation of ERISA, by which the Company, the Subsidiary and/or any Related Persons have incurred liability which is likely to have a Material Adverse Effect, and shall not have cured such violation within 30 days after receiving such notice.

Section 10.  Remedies.

10.1 Acceleration. Upon the occurrence of an Event of Default under Sections 9.8, 9.9, or 9.10, all outstanding principal and accrued interest on the Notes shall become automatically and immediately due and payable. Upon the occurrence of any Event of Default under Section 9.1, any Noteholder may, upon written notice, declare all outstanding principal, Make-Whole Premium, if any, and accrued interest on its Notes to be immediately due and payable. Upon the occurrence of any Event of Default other than under Sections 9.8, 9.9 or 9.10 any Noteholders holding at least 25% in principal amount of the aggregate outstanding Notes, upon written notice, may declare all outstanding principal and interest on all outstanding Notes to be immediately due and payable. In any of the above events, no presentment, protest, demand or notice other than that expressly provided above shall be necessary, all of which are hereby waived by the Company. Upon any acceleration of the Notes pursuant to this Section 10, there shall be added to the amount due thereunder: (a) all costs and expenses due in accordance with Section 6.13; and (b) a Make-Whole Premium determined as of the date of acceleration in accordance with Section 1.2(b) (considering the acceleration as a prepayment). Noteholders holding 51% or more in principal amount of the aggregate outstanding Notes may, in their sole and absolute discretion, rescind and annul any declaration of acceleration hereunder, other than a declaration of acceleration based on an Event of Default under Section 9.1, if: (i) the Company has made all payments of principal, interest, Make-Whole Premiums, if any, and expenses then due (other than as are due solely by reason of declaration of such acceleration); (ii) any and all other Events of Default have been cured to the satisfaction of or waived by the Noteholders; and (iii) no judgment or decree has been entered for the payment of amounts due pursuant to this Agreement or the Notes.

10.2 Other Remedies. In addition to the rights set forth in Section 10.1, upon the occurrence of an Event of Default the Noteholders shall have all other rights and remedies available at law and in equity, including, without limitation, for specific performance, for injunctive relief restraining violation hereof, and in aid of the exercise of any right or power granted herein.

10.3 Remedies in General. No course of dealing between the Company and the Noteholders shall operate as a waiver of any of the Noteholders' rights hereunder or under any Note. No delay or omission on the part of the Noteholders in exercising any rights hereunder or under the Notes shall operate as a waiver of such right or any other right hereunder or as an acquiescence in any Event of Default or other event or course of conduct by the Company. No waiver or consent shall be binding or effective unless in writing and signed by the requisite number of Noteholders. No waiver on any one occasion or with respect to any one matter shall be construed as a waiver of any right or remedy as to any future occasion or any other matter. No single or partial exercise of any right or remedy hereunder, or the exercise of any other right or remedy by the Noteholders, shall preclude the exercise of any rights or remedies, hereunder or otherwise, by the Noteholders. All rights and remedies herein and in any other Operative Document shall be cumulative and may be exercised separately or concurrently. The Noteholders may exercise their rights under this Section 10 either collectively or individually in accordance with the terms of this Agreement.

Section 11. Definitions. The following terms shall have the meanings set forth below.

11.1 Adjusted Consolidated Net Worth. "Adjusted Consolidated Net Worth" shall mean the consolidated stockholders' equity of the Company and its Restricted Subsidiaries appearing on a consolidated balance sheet of the Company and its Restricted Subsidiaries prepared in accordance with GAAP as of the date of determination, less the aggregate amount of all Restricted Investments held by the Company and the Restricted Subsidiaries as of the date of determination in excess of 10% of such consolidated stockholders' equity of the Company and its Restricted Subsidiaries.

11.2 Affiliate. As applied to any Person, "Affiliate" shall mean any Person, directly or indirectly controlling or controlled by or under common control with such Person, including, without limitation, any officer or director of such Person and any Person beneficially owning or holding 5% or more of any class of voting securities, provided that, for purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise, and provided further that no institutional Noteholder shall be deemed to be an Affiliate of the Company or any of its Subsidiaries solely by reason of ownership of the Notes or other securities issued in exchange for the Notes or by reason of having the benefits of any agreements or covenants of the Company contained in this Agreement. As used herein the term "Affiliate", when used without reference to any Person, means an Affiliate of the Company (other than a Restricted Subsidiary).

11.3 Agreement. "Agreement" shall mean this Note Purchase Agreement dated as of April 15, 1996 by and among the Purchasers and the Company.

11.4 Bank Financing. "Bank Financing" shall mean the $75 Million unsecured financing extended to the Company by NationsBank of Texas, N.A. ("NationsBank"), Bank One, Indianapolis, National Association, and Bank of America Illinois (together, the "Banks") and any similar or replacement credit facilities. "Bank Financing Documents" shall mean the Credit Agreement dated as of April 15, 1996, by and among the Company, the Banks and NationsBank as agent for the Banks, as amended from time to time, and any documents evidencing any similar or replacement credit facilities.

11.5 Bankruptcy Code. "Bankruptcy Code" shall mean the United States Bankruptcy Code, 11 U.S.C. (S)101 et seq. as amended from time to time.

11.6 Business Day. "Business Day" shall mean as to any Note any week day other than a day on which banks are authorized to be closed or insurance companies are generally closed in the city in which payments under such Note are to be made.

11.7 Capital Lease. "Capital Lease" shall mean as applied to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee which would, in accordance with GAAP, be required to be classified and accounted for as a capital lease on a balance sheet of such Person.

11.8 Capital Lease Obligation. "Capital Lease Obligation" shall mean, with respect to any Capital Lease, the amount of the obligation of the lessee thereunder which would, in accordance with GAAP, appear as a liability on a balance sheet of such lessee in respect of such Capital Lease.

11.9 CERCLA. "CERCLA" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time.

11.10 Closing. "Closing" shall mean the consummation of the sale and purchase of the Notes pursuant to this Agreement, as further referenced in Section 3.

11.11 Closing Date. "Closing Date" shall mean the date on which the Closing occurs.

11.12 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

11.13 Company.  "Company" shall mean THE RIVAL COMPANY, a Delaware corporation.

11.14 Consolidated Income Available for Fixed Charges. "Consolidated Income Available for Fixed Charges" for any period shall mean the sum of Consolidated Net Income for such period plus income tax expense, as defined according to GAAP, plus Fixed Charges, plus amortization expense related to goodwill, deferred charges and other intangible assets.

11.15 Consolidated Net Income. "Consolidated Net Income" shall mean with reference to any period, the net income (or deficit) of the Company and its Restricted Subsidiaries for such period (taken as a cumulative whole), after deducting all operating expenses, provisions for all taxes and reserves (including reserves for deferred income taxes), amortization of debt discount and other deferred charges, contingency reserves, depreciation, depletion and all other proper deductions, all determined in accordance with GAAP on a consolidated basis, after eliminating all intercompany transactions and after deducting portions of income properly attributable to minority interests, if any, in the stock and surplus of any subsidiaries; provided, that there shall be excluded:

     (a) (i) the undistributed income (or net loss) of any entity which is not a Restricted Subsidiary, and (ii) the net income (or net loss) of any entity accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated with the Company or a Restricted Subsidiary;

     (b) any aggregate net gain or net loss reflected during such period arising from the sale, exchange or other disposition of capital assets (such term to include all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all securities) other than in the ordinary course of business; and

     (c)  any extraordinary, unusual or non-recurring gains or losses.

11.16 Current Debt. "Current Debt" for any period shall mean, without duplication, all Debt of any Person other than Funded Debt.

11.17 Debt. "Debt" as applied to any Person, shall mean, without duplication, the sum of (a) all indebtedness for borrowed money which such Person has directly or indirectly created, incurred or assumed, (b) all indebtedness secured by any Lien on any property or asset owned or held by such Person subject thereto, whether or not the indebtedness secured thereby shall have been assumed, (c) all indebtedness of others with respect to which such Person has become liable by way of a Guarantee, (d) Capital Lease Obligations and (e) all recourse obligations of such Person, whether absolute or contingent, matured or unmatured, including, without limitation, any Guarantee, related to asset securitization programs established by such Person to which such Person has sold any of its assets. In determining the Debt of any Person, there shall be included all indebtedness of such Person of the character referred to in clauses
(a) through (e) deemed to be extinguished under GAAP but for which such Person remains legally liable.

11.18 Environmental Laws. "Environmental Laws" shall mean all applicable federal, state, and local statutes, regulations, ordinances, rules and orders as in effect from time to time pertaining to the environment (land, air, and water), pollution, asbestos, waste disposal, and the handling, use, storage or disposal of hazardous or toxic substances, whether on-site or off-site, including without limitation CERCLA, the Clean Air Act, the Clean Water Act, the Resource Conservation and Recovery Act, the Superfund Amendments and Reauthorization Act, the Toxic Substances Control Act, the Federal Insecticide, Fungicide and Rodenticide Act, the Safe Drinking Water Act, the Occupational Safety and Health Act and all applicable state statutes, as amended from time to time.

11.19 ERISA. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

11.20 Event of Default. "Event of Default" shall mean the occurrence of an event described in Section 9.

11.21 Financial Statements. "Financial Statements" shall mean the audited financial statements (balance sheet, statement of income, statement of cash flows) of the Company and its Subsidiaries on a consolidated basis for the Fiscal Year ended June 30, 1995, the Company's Quarterly Financial Report and Form 10-Q for the period ended December 31, 1995, the Company's Form 8-K dated January 2, 1996, and the Company's Form 10-K and Proxy Statement for the Fiscal Year ended June 30, 1995, all as provided to the Purchasers.

11.22 Fiscal Quarter. "Fiscal Quarter" shall mean any three-month fiscal period of the Company treated as a fiscal quarter by the Company.

11.23 Fiscal Year. "Fiscal Year" shall mean the annual fiscal period of the Company.

11.24 Fixed Charges. "Fixed Charges" shall mean, with reference to any period, the sum of the following for the Company and its Restricted Subsidiaries on a consolidated basis, after eliminating all intercompany items in accordance with
GAAP:

     (a) Interest Expense properly charged or chargeable to income during such period in accordance with GAAP; and

     (c) all Operating Lease Rentals properly charged or chargeable to income during such period in accordance with GAAP.

11.25 Funded Debt. "Funded Debt" shall mean, at any date of determination, (a) all Debt (excluding amounts outstanding under the Bank Financing) of any Person and, if such Person is the Company, its Restricted Subsidiaries which by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, more than one year from, or is directly or indirectly renewable or extendible at the option of the Person to a date more than one year (including an option of the Person under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year) from the date of the creation thereof; provided that Funded Debt under this Section 11.25(a) shall include, at any date of determination, any portion of such Funded Debt outstanding on such date which matures on demand or within one year from such date (whether by sinking fund, other required prepayment or final payment at maturity) and which is not directly or indirectly renewable, extendible or refundable, at the option of such Person to a date more than one year from such date; (b) the amount, if any, which does not have to be repaid during any clean-down period under the Bank Financing; and (c) as to the Bank Financing, any other amount required by GAAP to be shown as long-term debt on a consolidated balance sheet of the Company and its Restricted Subsidiaries.

11.26 GAAP. "GAAP" shall mean generally accepted accounting principles as set forth from time to time in the opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements of the Financial Accounting Standards Board or in such opinions and other entities as shall be approved by a significant segment of the accounting profession, consistently applied.

11.27 Guarantee. "Guarantee" shall mean as applied to any Person, any direct or indirect liability, contingent or otherwise, of such Person with respect to any indebtedness, lease, dividend or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted or sold with recourse by such Person, or in respect of which such Person is otherwise directly or indirectly liable, including, without limitation, any such obligation in effect guaranteed by such Person through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain the solvency or any balance sheet or other financial condition of the obligor of such obligation, or to make payment for any products, materials or supplies or for any transportation or services regardless of the non-delivery or nonfurnishing thereof, in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected against loss in respect thereof. The amount of any Guarantee shall be deemed to be the maximum amount for which such Person may be liable as guarantor, upon the occurrence of any contingency or otherwise, under or by virtue of its Guarantee.

11.28 Hazardous Materials. "Hazardous Materials" shall mean, at any time, (a) any "hazardous substance" as defined in (S)l01(14) of CERCLA or applicable sections of any of the Environmental Laws at such time; (b) any "hazardous waste", "infectious waste", "hazardous product", "Hazardous Material", "pollutants" or "contaminants" as defined in applicable sections of any of the Environmental Laws at such time; and (c) any additional substances, materials or products which at such time are classified or considered to be hazardous or toxic or otherwise regulated under any of the Environmental Laws.

11.29 Intellectual Property. "Intellectual Property" shall mean any trade secret, patent, patent application, copyright, trademark, service mark, brand, brandmark, brand name, trade name, label, and every other proprietary invention, process, design, plant, work of authorship and work protectable under titles 35 or 17 of the United States Code.

11.30 Interest Expense. "Interest Expense" shall mean net interest expense, as defined according to GAAP, and presented on the income statement of any Person, and capitalized interest expense.

11.31 Investment. "Investment" shall mean as applied to any Person, (a) any direct or indirect purchase or other acquisition by such Person of stock or other securities of or any partnership interest in any other Person; (b) any direct or indirect capital contribution by such Person to any other Person; (c) any loan or advance by such Person to any other Person, including all debt and accounts receivable from such other Person which are not current assets or which did not arise from sales to such other Person in the ordinary course of business; (d) any direct or indirect purchase or other acquisition by such Person of any assets other than assets used in the ordinary course of business; and (e) any liability or obligation of such Person to make any such purchase, acquisition, loan, advance or capital contribution.

11.32 Liens. "Liens" shall mean as to any Person, any interest in property securing an obligation owed to, or a claim by, any other Person including, without limitation, any mortgage, lien, pledge, adverse claim, charge, security interest or other encumbrance in or on, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease with respect to, any property or asset owned or held by such Person, or the signing or filing of a financing statement which names such Person as debtor, or the signing of any security agreement authorizing any other party as the secured party thereunder to file any financing statement. For the purposes of this Agreement, a Person shall be deemed to be the owner of any assets which it has placed in trust for the benefit of the holders of Debt of such Person and such trust shall be deemed to be a Lien if such Debt is deemed to be extinguished under GAAP and such Person remains legally liable therefor.

11.33 Make-Whole Premium. "Make-Whole Premium" shall mean an amount, if any, but not less than zero, by which (a) the present value as of the date in respect of which the Make-Whole Premium is to be determined of all scheduled principal and interest payments thereafter due on the portion of the principal amount of the Note to be prepaid, discounted semiannually at a rate equal to the sum of 50 basis points and the then existing yield to maturity of U.S. Treasury Securities with an average life to maturity nearest to the remaining Weighted Average Life to Maturity of such Note, as determined by reference to (i) the yields for such U.S. Treasury Securities reported, as of 10:00 A.M. (New York City time) on the Business Day next preceding the respective payment date by the Bloomberg Financial Markets service available on the Telerate Information System (page 500, bid side) (or any successor service), or (ii) if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, as reported by the then most recent Federal Reserve Statistical Release H.15(519) which has become publicly available as of the date which is two Business Days prior to the date as of which prepayment is to be made (or, if such Statistical Release is no longer published, any publicly available source of such market data), exceeds (b) the portion of the principal amount of the Note to be prepaid. For purposes of computations under clause (a) above, if the date on which any Make-Whole Premium is due is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such date and required to be paid on such date pursuant to
Section 1.2(b) or Section 10.1, as the case may be.

11.34 Margin Security. "Margin Security" shall have the meaning assigned to such term in Regulation G of the Board of Governors of the Federal Reserve System of the United States as amended from time to time.

11.34 Margin Stock. "Margin Stock" shall have the meaning assigned to such term in Regulation U of the Board of Governors of the Federal Reserve System of the United states as amended from time to time.

11.34 Material Adverse Change or Effect. "Material Adverse Change" and "Material Adverse Effect" shall mean a material adverse change or effect, respectively, with respect to the assets, business, management, operations or condition, financial or otherwise, of the Company and its Restricted Subsidiaries taken as a whole.

11.37 Multiemployer Plan. "Multiemployer Plan" shall mean a Plan meeting the definition of "multiemployer plan" contained in either 29 U.S.C. (S)1002(37) or 29 U.S.C. (S)1301(a)(3), or a Plan employed by more than one employer, to which contributions are or have been made by the Company or any Related Person.

11.38 NAIC Annual Statement. "NAIC Annual Statement" shall have the meaning specified in Section 2.2(b).

11.39 Noteholders. "Noteholders" shall mean the holders of the Notes, as reflected in the Note Register referenced in Section 1.3. The initial Noteholders shall be the Purchasers.

11.40 Notes.  "Notes" shall mean the Notes as specified in Section 1.1 hereof.

11.41 Obligations. "Obligations" shall mean all obligations of the Company or its Subsidiaries under the Operative Documents, including without limitation all amounts due under the Notes or any Guarantees given to the Noteholders under
Section 7.11 hereof.

11.42 Operating Lease. "Operating Lease" shall mean any lease of the Company or its Restricted Subsidiaries of any property (whether real, personal or mixed) which is not a Capital Lease, other than any such lease having a term (including all renewal terms, whether or not exercised) of less than 12 months from the date of inception of such lease.

11.43 Operating Lease Rentals. "Operating Lease Rentals" shall mean the total rentals due on Operating Leases for the respective period in question, including amounts payable in respect of taxes, maintenance and other similar impositions under the Operating Leases.

11.44 Operative Documents. "Operative Documents" shall mean the Notes, this Agreement, and all certificates, opinions and other documents issued or delivered in connection with the Notes and this Agreement.

11.45 Permitted Investments. "Permitted Investments" shall mean any Investment in:

     (a) one or more Restricted Subsidiaries or any Person which, concurrent with such Investment, becomes a Restricted Subsidiary;

     (b)  property used in the ordinary course of the Company's business;

     (c) marketable direct obligations issued or guaranteed by the United States of America or issued by any agency thereof or by Canada maturing within three years from the date of acquisition thereof;

     (d) marketable general obligation bonds or notes issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof or of any province of Canada maturing within three years from the date of acquisition thereof and having at all times one of the top two ratings from one of the Rating Agencies;

     (e) certificates of deposit or banker's acceptances maturing within one year from the date of acquisition thereof issued by commercial banks or trust companies organized under the laws of the United States of America, the debt obligations of which or that of its holding company, at all times, would be rated by one of the Rating Agencies in one of its top two rating categories;

      (f) commercial paper maturing not more than 270 days from the date of acquisition thereof and having at all times one of the two top rating classifications from one of the Rating Agencies; and

      (g) Investments other than as described in (a) through (f) above which are existing on the Closing Date and listed on Section 11.45 of Schedule III.

11.46 Permitted Liens.  "Permitted Liens" shall mean:

      (a) pledges or deposits by the Company and its Restricted Subsidiaries under workmen's compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Debt by the Company or its Restricted Subsidiaries), or leases to which the Company or its Restricted Subsidiaries are parties, or deposits of cash or United States of America Government Bonds to secure surety or appeal bonds or performance bonds to which the Company or its Restricted Subsidiaries are parties or which are issued for their account;

      (b) Liens imposed by law, such as carriers', warehousemen's, materialmen's and mechanics' liens, or Liens arising out of judgments or awards against the Company and its Restricted Subsidiaries with respect to which the Company and its Restricted Subsidiaries at the time shall currently be prosecuting an appeal or proceedings for review in good faith and by proper procedure and with respect to which adequate reserves have been established on the books of the Company;

      (c) Liens for taxes not yet subject to penalties for nonpayment and Liens for taxes the payment of which is being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established;

      (d) minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for, rights of way, highways and railroad crossings, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties or other Liens incidental to the conduct of the business of the Company or any of its Restricted Subsidiaries or to the ownership of their property which Liens were not incurred in connection with Debt of the Company or any of its Restricted Subsidiaries, and which Liens do not individually or in the aggregate materially detract from the value of said properties or materially impair the operation of the business taken as a whole of the Company or such Restricted Subsidiaries;

      (e) Liens existing on the Closing Date and specified on Schedule III hereto, provided that the principal amount of Debt associated with such Liens in no event shall exceed the principal amount of such Debt on the Closing Date and do not affect the title to or use of the assets encumbered thereby;

      (f) Purchase money Liens securing payment of the purchase price of fixed assets purchased or constructed after Closing, including Liens existing on such fixed assets at the time of acquisition thereof or at the time of acquisition by the Company or any Restricted Subsidiary of any business entity then owning such fixed assets (so long as they were not incurred or extended in contemplation of such acquisition), provided that (i) the Lien is solely on property purchased or constructed within 180 days prior to the filing of such Lien; (ii) at the time of such filing, Debt secured by the Lien does not exceed the cost of such property; and (iii) the incurrence of Debt secured by such Lien is not prohibited by any other covenant or limitation contained in this Agreement;

      (g)  Liens securing Debt of a Restricted Subsidiary to the Company; and

      (h) other Liens (including potential Liens under the Bank Financing to secure reimbursement obligations on letters of credit, such potential Liens to be valued at the face amount of such outstanding letters of credit), provided that the aggregate amount of Debt secured by such other Liens shall not at any time exceed an amount equal to 10% of Adjusted Consolidated Net Worth.

11.47 Person. "Person" shall mean a corporation, association, partnership, trust, joint venture, organization, business, individual, government (or political subdivision thereof) or governmental agency.

11.48 Plan. "Plan" shall mean an "employee pension benefit plan" as defined in Section 3 of ERISA.

11.49 Potential Event of Default. "Potential Event of Default" shall mean a condition or event which, with notice or the passage of time, or both, would constitute an Event of Default.

11.50 Private Placement Memorandum. "Private Placement Memorandum" shall mean the March 1996 Private Placement Memorandum prepared by NationsBanc Capital Markets, Inc. regarding $50,000,000 of Senior Notes due in 2008, and provided to the Purchasers to induce them to purchase the Notes.

11.51 Purchasers. "Purchasers" shall mean the institutional investors who purchase the Notes and who are set forth on Schedule I.

11.52 QPAM.  "QPAM" shall have the meaning specified in Section 2.2(b)(iv).

11.53 QPAM Exemption. "QPAM Exemption" shall mean Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

11.54 Rating Agencies. "Rating Agencies" shall mean Duff & Phelps, Inc., Moody's Investors Services and Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc.

11.55 Related Person. "Related Person" shall mean any corporation or trade or business that is a member of the same controlled group of corporations (within the meaning of Section

414(b) of the Code) as the Company or is under common control (within the meaning of Section 414(c) of the Code) with the Company or is a member of any affiliated service group (within the meaning of Section 414(m) of the Code) which includes the Company or is otherwise treated as part of the controlled group which includes the Company (within the meaning of Section 414(o) of the Code).

11.56 Release. "Release" or "Released" shall mean, at any time, any "release" of Hazardous Materials as defined in (S)101(22) of CERCLA or applicable sections of any of the Environmental Laws at such time and any terms similar thereto as used in any Environmental Laws at such time.

11.57 Restricted Investments. "Restricted Investments" shall mean all Investments other than Permitted Investments.

11.58 Restricted Payments. "Restricted Payments" shall mean dividends (including, without limitation, dividends payable in cash and other non-cash distributions and all accrued cumulative dividends on preferred stock, but excluding dividends payable in stock of the Person); stock redemptions and repurchases; issuances of or payments with respect to warrants, options, rights or puts; other cash distributions in respect of the capital stock of the Person, excluding dividends, stock redemptions and repurchases, warrants, options, rights and puts; other cash distributions in respect of capital stock between the Company and its Restricted Subsidiaries or between Restricted Subsidiaries; and the acquisition of any Restricted Investment. In valuing the amount of any non-cash Restricted Payment, the board of directors of the Person shall make a good faith valuation thereof and shall reflect the same in its minutes.

11.59 Restricted Subsidiary.  "Restricted Subsidiary" shall mean any Subsidiary
(i) of which at least 51% of the voting securities are owned by the Company and/or one or more wholly owned Restricted Subsidiaries, (ii) which is organized under the laws of the United States, any state thereof, Canada, or any province thereof, (iii) which maintains substantially all of its assets and conducts substantially all of its business within the United States and/or Canada, and
(iv) which the Company has designated a Restricted Subsidiary by notice in writing given to the Noteholders, and shall also include, so long as they are Subsidiaries, Waverly Products Company Limited, Patton Electric Company Hong Kong, Ltd., Bionaire International B.V., Bionaire France s.a.r.l. and Bionaire Worldwide Management Inc. The Company's initial Restricted Subsidiaries are identified in Section 11.59 of Schedule III.

11.60 SEC.  "SEC" shall mean the Securities and Exchange Commission.

11.61 Source.  "Source" shall have the meaning specified in Section 2.2(b).

11.62 Subsidiary. "Subsidiary" shall mean as to any Person, any entity in which such Person and/or one or more Subsidiaries of such Person owns or controls a majority of the outstanding voting securities of the entity. As used herein the term "Subsidiary" when used without reference to any Person, means a Subsidiary of the Company.

11.63 Successor Corporation. "Successor Corporation" shall have the meaning specified in Section 7.2(a).

11.64 Taxes. "Taxes" shall mean all taxes, assessments and other governmental fees, charges, claims and levies, including, without limitation, any such amounts based on revenue, income, gross receipts, purchases, leases, licenses, sales, use, business, franchises, shares, operations, business occupation, capital surplus, earnings, distributions, dividends, properties, assets, wages, employment or services, and further including, without limitation, any penalties or interest thereon.

11.65 '34 Act. "34 Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

11.66 '33 Act. "33 Act" shall mean the Securities Act of 1933, as amended from time to time.

11.67 Total Capitalization. "Total Capitalization" shall mean Funded Debt of the Company and its Restricted Subsidiaries plus Adjusted Consolidated Net Worth.

11.68 Weighted Average Life to Maturity. "Weighted Average Life to Maturity" shall mean as applied to any Debt at any date, the number of years obtained by dividing (a) the then outstanding principal amount of such Debt into (b) the total of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the date on which such payment is to be made.

     All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All references in this Agreement to Sections are to sections of this Agreement unless otherwise indicated. Unless otherwise indicated, all references in this Agreement to Exhibits or Schedules are to Exhibits and Schedules attached to this Agreement. All such Exhibits and Schedules shall be deemed incorporated herein by this reference.

Section 12.  Miscellaneous.

12.1 Entire Agreement. This Agreement is the complete and exclusive statement of the understanding between the parties and supersedes all prior offers, proposals, understandings and agreements, oral or written, between the parties relating to the subject matter hereof.

12.2 Amendments; Changes and Modifications. This Agreement may not be effectively amended, changed, modified or altered, except in writing and thereupon executed by the Company and the number of holders of all then outstanding Notes required for approvals under Section 12.9.

12.3 Applicable Law: Submission to Jurisdiction. This Agreement shall be governed by and construed pursuant to the laws of the State of Missouri. Any legal action or proceeding with respect to this Agreement or any other Operative Document may be brought in the courts of the State of Missouri or of the United States of America for the Western District of Missouri and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Company irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Company at its address specified in
Section 12.4, such service to become effective 30 days after such mailing. The Company hereby irrevocably waives trial by jury, any objection based on forum non conveniens, and any objection to venue of any action instituted hereunder and consents to the granting of such legal or equitable relief as is deemed appropriate by the court. Nothing herein shall affect the right of any Noteholder to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

12.4 Notices. All communications under the Operative Documents shall be in writing and addressed to the parties as follows:

To the Company:

     THE RIVAL COMPANY
     800 East 101 Terrace
     Kansas City, Missouri 64131

     Attention:  Treasurer


     To the Noteholders:

     At the address shown for each Noteholder on Schedule I or such other address as the Noteholders may specify in writing from time to time.

Notices shall be deemed given or made when served personally or when deposited in the United States mail (registered or certified) or with a nationally recognized express courier properly addressed with postage or delivery charges prepaid or when transmitted by telex or telegraphic means or by telecopy or facsimile transmissions, answer back confirmed.

12.5 Captions. The captions and headings are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Agreement.

12.6 Counterparts. This Agreement may be executed in several counterparts and such counterparts together shall constitute one and the same instrument.

12.7 Assignment. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the Company or any Subsidiaries which are contained in this Agreement shall bind and inure to the benefit of the successors and assigns of the Noteholders. Notwithstanding the foregoing, the Company shall not assign its rights or delegate its duties under this Agreement, except in connection with a merger or consolidation permitted by Section 7.2, without the prior written consent of each of the Noteholders.

12.8 Survival of Representations and Warranties. All representations and warranties made herein, and in the certificates delivered pursuant hereto, shall survive the execution and delivery to the Noteholders of this Agreement, any inspection, investigation or audit made by or on behalf of the Noteholders, the purchase of the Notes, and the disposition of the proceeds thereof, and such representations and warranties shall continue in full force and effect so long as any Note is outstanding and unpaid or the Company has not satisfied in full its Obligations to the Noteholders.

12.9 Consents: Noteholder Action. Except as otherwise provided herein, all actions, consents, waivers and approvals by the Noteholders shall be deemed taken or given and amendments hereto deemed agreed to if the holders of more than 51% or more in principal amount of the outstanding Notes have indicated their assent. Any concessions made by the Company to any Noteholder shall be offered to and for the benefit of all Noteholders. Notwithstanding the foregoing, any amendment to or waiver of the payment terms of the Notes (including, without limitation, any amendment or waiver respecting maturity, principal amount, interest rate, Make-Whole Premium, or timing of payment of any of the foregoing, regardless of whether related to mandatory or optional payments) or any amendment or waiver to the percentage voting requirement contained herein shall require the unanimous approval of the holders of all Notes. For purposes of this Agreement, Notes held by the Company, its Subsidiaries, or their Affiliates shall not be considered in determining whether any percentage voting requirement has been satisfied.

12.10 Reproduction of Documents. This Agreement, the Operative Documents, and all documents, instruments, agreements and certificates relating thereto, including, without limitation all consents, waivers, approvals, amendments and notices which may hereafter be executed or given, all documents delivered at Closing (excluding the Notes) and all documents, materials, certificates and reports previously or hereafter provided to the Noteholders by the Company (including, without limitation, the Financial Statements and the Private Placement Memorandum) may be reproduced by the Noteholders by photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and the original of any such reproduction may be destroyed. The Company hereby stipulates and agrees that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding whether or not the original is in existence and whether or not such reproduction was made in the regular course of business and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

12.11 No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns, any rights remedies, obligations or liabilities under or by reason of this Agreement.


               (The rest of this page intentionally left blank.)

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of April 19, 1996.

                                             THE RIVAL COMPANY


                                             By:
                                                -------------------------
                                             Name:
                                             Title:

                                  SCHEDULE I

                                  PURCHASERS

====================================================================================================================================
Purchaser Name                                     THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (CRP)
- ------------------------------------------------------------------------------------------------------------------------------------
Name in Which Note is Registered                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
- ------------------------------------------------------------------------------------------------------------------------------------
Note Registration Number;                          R-1; $2,000,000
Principal Amount
- ------------------------------------------------------------------------------------------------------------------------------------
Payment on Account of Note
                                                   Federal Funds Wire Transfer
          Method
                                                   Bankers Trust Company
          Account Information                      New York, NY
                                                   ABA #:  021001033
                                                   Private Placement Processing
                                                   A/C #:  99-911-145
                                                   For further credit to A/C:  The Lincoln National Life Insurance Company
                                                   (CRP)
                                                   Custody Account No.:  98231
- ------------------------------------------------------------------------------------------------------------------------------------
Accompanying Information                           Name of Company:    THE RIVAL COMPANY
                                                   Description of
                                                   Security:           7.21% Senior Notes due April 15, 2008
                                                   Security Number:           768020 A* 0
                                                   Due Date and Application (as among principal, premium and interest) of the payment being made:
- ------------------------------------------------------------------------------------------------------------------------------------
Address for Notices Related to Payments            Bankers Trust Company
                                                   Attn:  Private Placement Unit
                                                   P.O. Box 998
                                                   Bowling Green Station
                                                   New York, NY 10274

                                                   with a copy to:

                                                   Lincoln Investment Management, Inc.
                                                   200 East Berry Street, Renaissance Square
                                                   Fort Wayne, IN 46802
                                                   Attn:  Investments/Private Placements
- ------------------------------------------------------------------------------------------------------------------------------------
Address for All other Notices                      Lincoln Investment Management, Inc.
                                                   200 East Berry Street, Renaissance Square
                                                   Fort Wayne, IN 46802
                                                   Attn:  Investments/Private Placements
- ------------------------------------------------------------------------------------------------------------------------------------
Other Instructions                                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                                   By:  Lincoln Investment Management, Inc.,
                                                        Its Attorney-In-Fact

                                                   By
                                                       ----------------------------
                                                                  Name:
                                                                  Title:
- ------------------------------------------------------------------------------------------------------------------------------------

                                 Schedule I-1

====================================================================================================================================
Purchaser Name                                     THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (CRP)
- ------------------------------------------------------------------------------------------------------------------------------------
Instructions re Delivery of Notes                  Bankers Trust Company
                                                   14 Wall Street, 4th Floor, Window #44
                                                   New York, NY 10005
                                                   Attn:  Marlene Maynard, Mail Stop 4049

                                                   (in cover letter refer to account name and custody account number)
- ------------------------------------------------------------------------------------------------------------------------------------
Tax Identification Number                          35-0472300
====================================================================================================================================


                                 Schedule I-2

====================================================================================================================================
Purchaser Name                                     THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (LFP)
- ------------------------------------------------------------------------------------------------------------------------------------
Name in Which Note is Registered                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
- ------------------------------------------------------------------------------------------------------------------------------------
Note Registration Number;                          R-2; $2,000,000
Principal Amount
- ------------------------------------------------------------------------------------------------------------------------------------
Payment on Account of Note
                                                   Federal Funds Wire Transfer
          Method
                                                   Bankers Trust Company
          Account Information                      New York, NY
                                                   ABA #:  021001033
                                                   Private Placement Processing
                                                   A/C #:  99-911-145
                                                   For further credit to A/C:  The Lincoln National Life Insurance Company
                                                   (LFP)
                                                   Custody Account No.:  98185
- ------------------------------------------------------------------------------------------------------------------------------------
Accompanying Information                           Name of Company:   THE RIVAL COMPANY
                                                   Description of
                                                   Security:          7.21% Senior Notes due April 15, 2008
                                                   Security Number:         768020 A* 0
                                                   Due Date and Application (as among principal, premium and interest) of the payment being made:
- ------------------------------------------------------------------------------------------------------------------------------------
Address for Notices Related to Payments            Bankers Trust Company
                                                   Attn:  Private Placement Unit
                                                   P.O. Box 998
                                                   Bowling Green Station
                                                   New York, NY 10274

                                                   with a copy to:

                                                   Lincoln Investment Management, Inc.
                                                   200 East Berry Street, Renaissance Square
                                                   Fort Wayne, IN 46802
                                                   Attn:  Investments/Private Placements
- ------------------------------------------------------------------------------------------------------------------------------------
Address for All other Notices                      Lincoln Investment Management, Inc.
                                                   200 East Berry Street, Renaissance Square
                                                   Fort Wayne, IN 46802
                                                   Attn:  Investments/Private Placements
- ------------------------------------------------------------------------------------------------------------------------------------
Other Instructions                                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                                   By:  Lincoln Investment Management, Inc.,
                                                        Its Attorney-In-Fact

                                                   By  ______________________________________
                                                                       Name:
                                                                       Title:
===================================================================================================================================


                                 Schedule I-3

====================================================================================================================================
Purchaser Name                                     THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (LFP)
- ------------------------------------------------------------------------------------------------------------------------------------
Instructions re Delivery of Notes                  Bankers Trust Company
                                                   14 Wall Street, 4th Floor, Window #44
                                                   New York, NY 10005
                                                   Attn:  Marlene Maynard, Mail Stop 4049

                                                   (in cover letter refer to account name and custody account number)
- ------------------------------------------------------------------------------------------------------------------------------------
Tax Identification Number                          35-0472300
====================================================================================================================================


                                 Schedule I-4

====================================================================================================================================
PURCHASER NAME                                     THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (UIN)
- ------------------------------------------------------------------------------------------------------------------------------------
Name in Which Note is Registered                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
- ------------------------------------------------------------------------------------------------------------------------------------
Note Registration Number;                          R-3; $2,000,000
Principal Amount
- ------------------------------------------------------------------------------------------------------------------------------------
Payment on Account of Note
                                                   Federal Funds Wire Transfer
Method
                                                   Bankers Trust Company
Account Information                                New York, NY
                                                   ABA #:  021001033
                                                   Private Placement Processing
                                                   A/C #:  99-911-145
                                                   For further credit to A/C:  The Lincoln National Life Insurance Company
                                                   (UIN)
                                                   Custody Account No.:  98127
- ------------------------------------------------------------------------------------------------------------------------------------
Accompanying Information                           Name of Company:   THE RIVAL COMPANY
                                                   Description of
                                                   Security:          7.21% Senior Notes due April 15, 2008
                                                   Security Number:           768020 A* 0
                                                   Due Date and Application (as among principal, premium and interest) of the payment being made:
- ------------------------------------------------------------------------------------------------------------------------------------
Address for Notices Related to Payments            Bankers Trust Company
                                                   Attn:  Private Placement Unit
                                                   P.O. Box 998
                                                   Bowling Green Station
                                                   New York, NY 10274

                                                   with a copy to:

                                                   Lincoln Investment Management, Inc.
                                                   200 East Berry Street, Renaissance Square
                                                   Fort Wayne, IN 46802
                                                   Attn:  Investments/Private Placements
- ------------------------------------------------------------------------------------------------------------------------------------
Address for All other Notices                      Lincoln Investment Management, Inc.
                                                   200 East Berry Street, Renaissance Square
                                                   Fort Wayne, IN 46802
                                                   Attn:  Investments/Private Placements
- ------------------------------------------------------------------------------------------------------------------------------------
Other Instructions                                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                                   By:  Lincoln Investment Management, Inc.,
                                                        Its Attorney-In-Fact

                                                   By
                                                        --------------------------------------
                                                                        Name:
                                                                        Title:
====================================================================================================================================


                                 Schedule I-5

====================================================================================================================================
PURCHASER NAME                                     THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (UIN)
- ------------------------------------------------------------------------------------------------------------------------------------
Instructions re Delivery of Notes                  Bankers Trust Company
                                                   14 Wall Street, 4th Floor, Window #44
                                                   New York, NY 10005
                                                   Attn:  Marlene Maynard, Mail Stop 4049

                                                   (in cover letter refer to account name and custody account number)
- ------------------------------------------------------------------------------------------------------------------------------------
Tax Identification Number                          35-0472300
====================================================================================================================================


                                 Schedule I-6

====================================================================================================================================
PURCHASER NAME                                     THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (IAL)
- ------------------------------------------------------------------------------------------------------------------------------------
Name in Which Note is Registered                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
- ------------------------------------------------------------------------------------------------------------------------------------
Note Registration Number;                          R-4; $10,000,000
Principal Amount
- ------------------------------------------------------------------------------------------------------------------------------------
Payment on Account of Note
                                                   Federal Funds Wire Transfer
     Method
                                                   Bankers Trust Company
     Account Information                           New York, NY
                                                   ABA #:  021001033
                                                   Private Placement Processing
                                                   A/C #:  99-911-145
                                                   For further credit to A/C:  The Lincoln National Life Insurance Company
                                                   (IAL)
                                                   Custody Account No.:  98194
- ------------------------------------------------------------------------------------------------------------------------------------
Accompanying Information                           Name of Company:      THE RIVAL COMPANY
                                                   Description of
                                                   Security:             7.21% Senior Notes due April 15, 2008
                                                   Security Number:               768020 A* 0
                                                   Due Date and Application (as among principal, premium and interest) of the payment being made:
- ------------------------------------------------------------------------------------------------------------------------------------
Address for Notices Related to Payments            Bankers Trust Company
                                                   Attn:  Private Placement Unit
                                                   P.O. Box 998
                                                   Bowling Green Station
                                                   New York, NY 10274

                                                   with a copy to:

                                                   Lincoln Investment Management, Inc.
                                                   200 East Berry Street, Renaissance Square
                                                   Fort Wayne, IN 46802
                                                   Attn:  Investments/Private Placements
- ------------------------------------------------------------------------------------------------------------------------------------
Address for All other Notices                      Lincoln Investment Management, Inc.
                                                   200 East Berry Street, Renaissance Square
                                                   Fort Wayne, IN 46802
                                                   Attn:  Investments/Private Placements
- ------------------------------------------------------------------------------------------------------------------------------------
Other Instructions                                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                                   By:  Lincoln Investment Management, Inc.,
                                                        Its Attorney-In-Fact

                                                   By
                                                       ----------------------------------------
                                                                        Name:
                                                                        Title:
- ------------------------------------------------------------------------------------------------------------------------------------


                                 Schedule I-7

====================================================================================================================================
PURCHASER NAME                                     THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (IAL)
- ------------------------------------------------------------------------------------------------------------------------------------
Instructions re Delivery of Notes                  Bankers Trust Company
                                                   14 Wall Street, 4th Floor, Window #44
                                                   New York, NY 10005
                                                   Attn:  Marlene Maynard, Mail Stop 4049

                                                   (in cover letter refer to account name and custody account number)
- ------------------------------------------------------------------------------------------------------------------------------------
Tax Identification Number                          35-0472300
====================================================================================================================================



                                 Schedule I-8

====================================================================================================================================
Purchaser Name                                     LINCOLN NATIONAL HEALTH & CASUALTY INSURANCE COMPANY
- ------------------------------------------------------------------------------------------------------------------------------------
Name in Which Note is Registered                   LINCOLN NATIONAL HEALTH & CASUALTY INSURANCE COMPANY
- ------------------------------------------------------------------------------------------------------------------------------------
Note Registration Number;                          R-5; $1,000,000
Principal Amount
- ------------------------------------------------------------------------------------------------------------------------------------
Payment on Account of Note
                                                   Federal Funds Wire Transfer
          Method
          Account Information                      The Chase Manhattan Bank N.A.
                                                   New York, NY
                                                   ABA #:  021 00 0021
                                                   CHASE NYC/ CTR/ BNF
                                                   A/C #900-9-000200
                                                   Further Credit to:  G-06323
                                                   For the Account of:  Lincoln Natl Health & Casualty Ins
- ------------------------------------------------------------------------------------------------------------------------------------
Accompanying Information                           Name of Company:   THE RIVAL COMPANY
                                                   Description of
                                                   Security:          7.21% Senior Notes due April 15, 2008
                                                   Security Number:        768020 A* 0
                                                   Due Date and Application (as among principal, premium and interest) of the payment being made:
- ------------------------------------------------------------------------------------------------------------------------------------
Address for Notices Related to Payments            Lincoln Investment Management, Inc.
                                                   200 East Berry Street, Renaissance Square
                                                   Fort Wayne, IN 46802
                                                   Attn:  Investments/Private Placements
- ------------------------------------------------------------------------------------------------------------------------------------
Address for All other Notices                      Lincoln Investment Management, Inc.
                                                   200 East Berry Street, Renaissance Square
                                                   Fort Wayne, IN 46802
                                                   Attn:  Investments/Private Placements
- ------------------------------------------------------------------------------------------------------------------------------------
Other Instructions                                 LINCOLN NATIONAL HEALTH & CASUALTY INSURANCE COMPANY
                                                   By:  Lincoln Investment Management, Inc.,
                                                        Its Attorney-In-Fact

                                                   By
                                                       -------------------------------------------------
                                                                             Name:
                                                                            Title:
- ------------------------------------------------------------------------------------------------------------------------------------
Instructions re Delivery of Notes                  The Chase Manhattan Bank
                                                   One Chase Manhattan Plaza
                                                   Level 4B; Window #9
                                                   New York, NY 10081
                                                   For Acct:  G-06323
                                                   Attn:  Receive Free Cage - Frank Taylor
- ------------------------------------------------------------------------------------------------------------------------------------
Tax Identification Number                          35-1495207
====================================================================================================================================


                                 Schedule I-9


====================================================================================================================================
Purchaser Name                                     AMERICAN STATES INSURANCE COMPANY
- ------------------------------------------------------------------------------------------------------------------------------------
Name in Which Note is Registered                   SALKELD & CO
- ------------------------------------------------------------------------------------------------------------------------------------
Note Registration Number;                          R-6; $1,750,000
Principal Amount
- ------------------------------------------------------------------------------------------------------------------------------------
Payment on Account of Note

                                                   Federal Funds Wire Transfer
          Method
          Account Information                      Bankers Trust Company; New York, NY
                                                   ABA #:  021001033
                                                   Private Placement Processing
                                                   A/C #:  99-911-145
                                                   Further Credit to:  American States Ins Co
                                                   Custodial Account:  97131
- ------------------------------------------------------------------------------------------------------------------------------------
Accompanying Information                           Name of Company:   THE RIVAL COMPANY
                                                   Description of
                                                   Security:          7.21% Senior Notes due April 15, 2008
                                                   Security Number:        768020 A* 0
                                                   Due Date and Application (as among principal, premium and interest) of the payment being made:
- ------------------------------------------------------------------------------------------------------------------------------------
Address for Notices Related to Payments            American States Life Insurance Company
                                                   500 North Meridian Street
                                                   Indianapolis, IN 46204
                                                   Att:  Corporate Accounting
- ------------------------------------------------------------------------------------------------------------------------------------
Address for All other Notices                      Lincoln Investment Management, Inc.
                                                   200 East Berry Street; Renaissance Square
                                                   Fort Wayne, IN 46802
                                                   Att:  Investments/Private Placements
- ------------------------------------------------------------------------------------------------------------------------------------
Other Instructions                                 AMERICAN STATES INSURANCE COMPANY
                                                   By:  Lincoln Investment Management, Inc.,
                                                        Its Attorney-In-Fact

                                                   By
                                                       ---------------------------------------
                                                                        Name:
                                                                       Title:
- ------------------------------------------------------------------------------------------------------------------------------------
Instructions re Delivery of Notes                  Bankers Trust Company
                                                   14 Wall Street, 4th Floor, Window 44
                                                   New York, NY 10005
                                                   For Acct:  American States Ins Co
                                                   Custodial Acct:  97131
                                                   Attention:  George Flores
- ------------------------------------------------------------------------------------------------------------------------------------
Tax Identification Number                          35-0145400
====================================================================================================================================


                                 Schedule I-10

======================================================================================================================
Purchaser Name                                                       AMERICAN STATES LIFE INSURANCE COMPANY
- ----------------------------------------------------------------------------------------------------------------------
Name in Which Note is Registered                                     SALKELD & CO
- ----------------------------------------------------------------------------------------------------------------------
Note Registration Number; Principal Amount                           R-7; $1,000,000
- ----------------------------------------------------------------------------------------------------------------------
Payment on Account of Note

         Method                                                      Federal Funds Wire Transfer

         Account Information                                         Bankers Trust Company; New York, NY
                                                                     ABA #:  021001033
                                                                     Private Placement Processing
                                                                     A/C #:  99-911-145
                                                                     Further Credit to:  American Sts Life Ins Co
                                                                     Custodial Account:  97136
- ----------------------------------------------------------------------------------------------------------------------
Accompanying Information                                             Name of Company:   THE RIVAL COMPANY
                                                                     Description of
                                                                     Security:    7.21% Senior Notes due April 15, 2008
                                                                     Security Number:          768020 A* 0
                                                                     Due Date and Application (as among principal,
                                                                     premium and interest) of the payment being made:
- ----------------------------------------------------------------------------------------------------------------------
Address for Notices Related to Payments                              American States Life Insurance Company
                                                                     500 North Meridian Street
                                                                     Indianapolis, IN 46204
                                                                     Att:  Corporate Accounting
- ----------------------------------------------------------------------------------------------------------------------
Address for All other Notices                                        Lincoln Investment Management, Inc.
                                                                     200 East Berry Street, Renaissance Square
                                                                     Fort Wayne, IN 46802
                                                                     Att:  Investments/Private Placements
- ----------------------------------------------------------------------------------------------------------------------
Other Instructions                                                   AMERICAN STATES LIFE INSURANCE COMPANY
                                                                     By:  Lincoln Investment Management, Inc.,
                                                                          Its Attorney-In-Fact

                                                                     By_______________________
                                                                                Name:
                                                                                Title:
- ----------------------------------------------------------------------------------------------------------------------
Instructions re Delivery of Notes                                    Bankers Trust Company
                                                                     14 Wall Street, 4th Floor; Window 44
                                                                     New York, NY 10005
                                                                     For Acct:  American States Life Ins Co
                                                                     Custodial Acct:  97136
                                                                     Attention:  George Flores
- ----------------------------------------------------------------------------------------------------------------------
Tax Identification Number                                            35-1007048
======================================================================================================================

                                Schedule I-11

======================================================================================================================
Purchaser Name                                                       FIRST PENN-PACIFIC LIFE INSURANCE COMPANY
- ----------------------------------------------------------------------------------------------------------------------
Name in Which Note is Registered                                     CUDD & CO
- ----------------------------------------------------------------------------------------------------------------------
Note Registration Number; Principal Amount                           R-8; $2,000,000
- ----------------------------------------------------------------------------------------------------------------------
Payment on Account of Note

         Method                                                      Federal Funds Wire Transfer

         Account Information                                         The Chase Manhattan Bank N.A.
                                                                     New York, NY
                                                                     ABA #:  021000021
                                                                     A/C #:  900-9-000200
                                                                     Further Credit to:  G-05996 First Penn-Pacific
- ----------------------------------------------------------------------------------------------------------------------
Accompanying Information                                             Name of Company:   THE RIVAL COMPANY
                                                                     Description of
                                                                     Security:   7.21% Senior Notes due April 15, 2008
                                                                     Security Number:    768020 A* 0
                                                                     Due Date and Application (as among principal,
                                                                     premium and interest) of the payment being made:
- ----------------------------------------------------------------------------------------------------------------------
Address for Notices Related to Payments                              Lincoln Investment Management, Inc.
                                                                     200 East Berry Street; Renaissance Square
                                                                     Fort Wayne, IN 46802
                                                                     Att:  Investments/Private Placements
- ----------------------------------------------------------------------------------------------------------------------
Address for All other Notices                                        Lincoln Investment Management, Inc.
                                                                     200 East Berry Street; Renaissance Square
                                                                     Fort Wayne, IN 46802
                                                                     Att:  Investments/Private Placements
- ----------------------------------------------------------------------------------------------------------------------
Other Instructions                                                   FIRST PENN-PACIFIC LIFE INSURANCE COMPANY
                                                                     By:  Lincoln Investment Management, Inc.,
                                                                          Its Attorney-In-Fact

                                                                     By_______________________
                                                                                Name:
                                                                                Title:
- ----------------------------------------------------------------------------------------------------------------------
Instructions re Delivery of Notes                                    Chase Manhattan Bank
                                                                     One Chase Manhattan Plaza
                                                                     Level 4B
                                                                     Window #9
                                                                     New York, NY 10081
                                                                     For Account:  G-05996 First Penn-Pacific Life
                                                                     Ins. Co.
                                                                     Att:  Frank Taylor - Receive Free Cage
- ----------------------------------------------------------------------------------------------------------------------
Tax Identification Number                                            23-2044248
======================================================================================================================

                                Schedule I-12

======================================================================================================================
Purchaser Name                                                       ALLIED LIFE INSURANCE COMPANY "A"
- ----------------------------------------------------------------------------------------------------------------------
Name in Which Note is Registered                                     HARNY & CO
- ----------------------------------------------------------------------------------------------------------------------
Note Registration Number; Principal Amount                           R-9; $1,000,000
- ----------------------------------------------------------------------------------------------------------------------
Payment on Account of Note

         Method                                                      Federal Funds Wire Transfer

         Account Information                                         Harris Trust & Savings, Chicago, IL
                                                                     ABA #:  071 000 288
                                                                     Attention:  Trust Collections
                                                                     DDA Account #:  109-211-3
                                                                     Further credit:  Allied Life Ins Co "A"
                                                                     Account No.:  23-97588
- ----------------------------------------------------------------------------------------------------------------------
Accompanying Information                                             Name of Company:   THE RIVAL COMPANY
                                                                     Description of
                                                                     Security:    7.21% Senior Notes due April 15, 2008
                                                                     Security Number:    768020 A* 0
                                                                     Due Date and Application (as among principal,
                                                                     premium and interest) of the payment being made:
- ----------------------------------------------------------------------------------------------------------------------
Address for Notices Related to Payments                              Harris Trust & Savings
                                                                     111 W. Monroe Street
                                                                     Chicago, IL 60690
                                                                     Attn:  Private Placements
                                                                     For Acct:  Allied Life Ins 23-97588
- ----------------------------------------------------------------------------------------------------------------------
Address for All other Notices                                        Lincoln Investment Management, Inc.
                                                                     200 East Berry Street
                                                                     Renaissance Square
                                                                     Fort Wayne, IN 46802
                                                                     Attn:  Investments/Private Placements
                                                                     For A/C:  Allied Life Insurance Company
- ----------------------------------------------------------------------------------------------------------------------
Other Instructions                                                   ALLIED LIFE INSURANCE COMPANY
                                                                     By:  Lincoln Investment Management, Inc.,
                                                                          Its Attorney-In-Fact

                                                                     By_______________________
                                                                                Name:
                                                                                Title:
- ----------------------------------------------------------------------------------------------------------------------
Instructions re Delivery of Notes                                    Bank of Montreal
                                                                     77 Water Street
                                                                     Securities Svcs - 5th Floor
                                                                     Attn:  Rich Halleck
                                                                     New York, NY 10005
                                                                     For A/C:  Harris Trust & Savings
                                                                     Further Credit to:  23-97588, Allied Life Ins Co
- ----------------------------------------------------------------------------------------------------------------------
Tax Identification Number                                            42-0921353
======================================================================================================================

                                Schedule I-13

======================================================================================================================
Purchaser Name                                                       SONS OF NORWAY
- ----------------------------------------------------------------------------------------------------------------------
Name in Which Note is Registered                                     VAR & CO
- ----------------------------------------------------------------------------------------------------------------------
Note Registration Number; Principal Amount                           R-10; $500,000
- ----------------------------------------------------------------------------------------------------------------------
Payment on Account of Note

         Method                                                      Federal Funds Wire Transfer

         Account Information                                         First Bank N.A., Minneapolis, MN
                                                                     ABA #:  091 0000 22
                                                                     CR:  First Trust National Association
                                                                     A/C#:  180121167365 - TSU 020
                                                                     F/C:  12601910, Sons of Norway
- ----------------------------------------------------------------------------------------------------------------------
Accompanying Information                                             Name of Company:   THE RIVAL COMPANY
                                                                     Description of
                                                                     Security:    7.21% Senior Notes due April 15, 2008
                                                                     Security Number:    768020 A* 0
                                                                     Due Date and Application (as among principal,
                                                                     premium and interest) of the payment being made:
- ----------------------------------------------------------------------------------------------------------------------
Address for Notices Related to Payments                              Ms. Kathy Budewitz
                                                                     Mail Code:  SPEN0402
                                                                     First Trust Center
                                                                     180 E. 5th St., P.O. Box 64190
                                                                     St. Paul, MN 55164-0190
- ----------------------------------------------------------------------------------------------------------------------
Address for All other Notices                                        Lincoln Investment Management, Inc.
                                                                     200 East Berry Street
                                                                     Renaissance Square
                                                                     Fort Wayne, IN 46802
                                                                     Attn:  Investments/Private Placements
- ----------------------------------------------------------------------------------------------------------------------
Other Instructions                                                   SONS OF NORWAY
                                                                     By:  Lincoln Investment Management, Inc.,
                                                                          Its Attorney-In-Fact

                                                                     By_______________________
                                                                                Name:
                                                                                Title:
- ----------------------------------------------------------------------------------------------------------------------
Instructions re Delivery of Notes                                    First Trust National Association
                                                                     Physical Unit, Trade Settlement Services
                                                                     9th Floor
                                                                     180 E. 5th Street
                                                                     St. Paul, MN 55101
                                                                     For Account:  12601910, Sons of Norway
                                                                     Attention:  Tara Steenblock
- ----------------------------------------------------------------------------------------------------------------------
Tax Identification Number                                            41-0547795
======================================================================================================================

                                Schedule I-14

======================================================================================================================
Purchaser Name                                                       SECURITY-CONNECTICUT LIFE INSURANCE COMPANY (SPDA)
- ----------------------------------------------------------------------------------------------------------------------
Name in Which Note is Registered                                     SECURITY-CONNECTICUT LIFE INSURANCE COMPANY
- ----------------------------------------------------------------------------------------------------------------------
Note Registration Number; Principal Amount                           R-11; $1,750,000
- ----------------------------------------------------------------------------------------------------------------------
Payment on Account of Note

         Method                                                      Federal Funds Wire Transfer

         Account Information                                         Shawmut Bank Connecticut, N.A.
                                                                     777 Main Street, Hartford, CT 06115
                                                                     ABA Routing #:  011900445
                                                                     For acct of:  Sec-Conn Life (SPDA)
                                                                     Acct #:  0156196
- ----------------------------------------------------------------------------------------------------------------------
Accompanying Information                                             Name of Company:   THE RIVAL COMPANY
                                                                     Description of
                                                                     Security:    7.21% Senior Notes due April 15, 2008
                                                                     Security Number:    768020 A* 0
                                                                     Due Date and Application (as among principal,
                                                                     premium and interest) of the payment being made:
- ----------------------------------------------------------------------------------------------------------------------
Address for Notices Related to Payments                              Security-Connecticut Life Insurance Company
                                                                     20 Security Drive
                                                                     Avon, CT 06001
                                                                     Att:  Jodi Dean
- ----------------------------------------------------------------------------------------------------------------------
Address for All other Notices                                        Lincoln Investment Management, Inc.
                                                                     200 East Berry Street
                                                                     Renaissance Square
                                                                     Fort Wayne, IN 46802
                                                                     Att:  Investment/Private Placements
- ----------------------------------------------------------------------------------------------------------------------
Other Instructions                                                   SECURITY-CONNECTICUT LIFE INSURANCE COMPANY
                                                                     By:  Lincoln Investment Management, Inc.,
                                                                          Its Attorney-In-Fact

                                                                     By_______________________
                                                                                Name:
                                                                                Title:
- ----------------------------------------------------------------------------------------------------------------------
Instructions re Delivery of Notes                                    Security-Connecticut Life Insurance Company
                                                                     20 Security Drive
                                                                     Avon, CT 06001
                                                                     Att:  Jodi Dean
- ----------------------------------------------------------------------------------------------------------------------
Tax Identification Number                                            35-1468921
======================================================================================================================

                                Schedule I-15

======================================================================================================================
Purchaser Name                                                       ALLSTATE LIFE INSURANCE COMPANY
- ----------------------------------------------------------------------------------------------------------------------
Name in Which Notes are Registered                                   ALLSTATE LIFE INSURANCE COMPANY
- ----------------------------------------------------------------------------------------------------------------------
Note Registration Numbers; Principal Amounts                         R-12; $4,000,000
                                                                     R-13; $4,000,000
                                                                     R-14; $2,000,000
- ----------------------------------------------------------------------------------------------------------------------
Payment on Account of Notes

         Method                                                      Federal Funds Wire Transfer

         Account Information                                         BBK = Harris Trust and Savings Bank
                                                                     ABA #071000288
                                                                     BNF = Allstate Life Insurance Company
                                                                     Collection Account #168-117-0
                                                                     ORG = Rival Company
- ----------------------------------------------------------------------------------------------------------------------
Accompanying Information                                             Name of Company:   THE RIVAL COMPANY
                                                                     Description of
                                                                     Security:    7.21% Senior Notes due April 15, 2008
                                                                     Security Number:    768020 A* 0
                                                                     Due Date and Application (as among principal,
                                                                     premium and interest) of the payment being made:
- ----------------------------------------------------------------------------------------------------------------------
Address for Notices Related to Payments                              Allstate Insurance Company
                                                                     Investment Operations - Private Placements
                                                                     3075 Sanders Road, STE G4A
                                                                     Northbrook, IL 60062-7127
                                                                     Telephone:  (847) 402-8709
                                                                     Telecopy:   (847) 402-7331
- ----------------------------------------------------------------------------------------------------------------------
Address for All other Notices                                        Allstate Life Insurance Company
                                                                     Private Placements Department
                                                                     3075 Sanders Road, STE G3A
                                                                     Northbrook, IL 60062-7127
                                                                     Telephone:  (847) 402-4394
                                                                     Telecopy:   (847) 402-3092
- ----------------------------------------------------------------------------------------------------------------------
Other Instructions                                                   ALLSTATE LIFE INSURANCE COMPANY

                                                                     By_______________________
                                                                                Name:

                                                                     By_______________________
                                                                                Name:
                                                                                Authorized Signatories
- ----------------------------------------------------------------------------------------------------------------------
Instructions re Delivery of Notes                                    Harris Trust and Savings Bank
                                                                     111 West Monroe Street
                                                                     Institutional Custody, 5E
                                                                     Chicago, Illinois 60690
                                                                     Attention:  Lisa Cox
                                                                     For Allstate Life Insurance Company/Safekeeping
                                                                     Account No. 23-91317
- ----------------------------------------------------------------------------------------------------------------------
Tax Identification Number                                            36-2554642
======================================================================================================================

                                Schedule I-16

                                 Schedule I-17

======================================================================================================================
Purchaser Name                                                       SECURITY FIRST LIFE INSURANCE COMPANY
- ----------------------------------------------------------------------------------------------------------------------
Name in Which Note is Registered                                     SECURITY FIRST LIFE INSURANCE COMPANY
- ----------------------------------------------------------------------------------------------------------------------
Note Registration Number; Principal Amount                           R-15; $5,000,000
- ----------------------------------------------------------------------------------------------------------------------
Payment on Account of Note

         Method                                                      Federal Funds Wire Transfer

         Account Information                                         Bank of New York
                                                                     1 Wall Street
                                                                     New York, NY  10286
                                                                     ABA No.: 021000018
                                                                     Account Name: Security First Group Corporate
                                                                                    Bond Account
                                                                     Account No.:  328175
- ----------------------------------------------------------------------------------------------------------------------
Accompanying Information                                             Name of Company:   THE RIVAL COMPANY
                                                                     Description of
                                                                     Security:    7.21% Senior Notes due April 15, 2008
                                                                     Security Number:    768020 A* 0
                                                                     Due Date and Application (as among principal,
                                                                     premium and interest) of the payment being made:
- ----------------------------------------------------------------------------------------------------------------------
Address for Notices Related to Payments                              Security First Life Insurance Company
                                                                     c/o London Life Insurance Company
                                                                     255 Dufferin Avenue
                                                                     London, Ontario  N6A 4K1
                                                                     Attn:  Manager U.S. Fixed Income (Private
                                                                             Placements)
                                                                            Securities Department
- ----------------------------------------------------------------------------------------------------------------------
Address for All other Notices                                        Security First Life Insurance Company
                                                                     c/o London Life Insurance Company
                                                                     255 Dufferin Avenue
                                                                     London, Ontario  N6A 4K1
                                                                     Attn:  Manager U.S. Fixed Income (Private
                                                                             Placements)
                                                                            Securities Department
- ----------------------------------------------------------------------------------------------------------------------
Other Instructions                                                   SECURITY FIRST LIFE INSURANCE COMPANY

                                                                     By_______________________
                                                                                Name:
                                                                                Title:
- ----------------------------------------------------------------------------------------------------------------------
Instructions re Delivery of Notes                                    Bank of New York
                                                                     1 Wall Street
                                                                     Window A, Third Floor
                                                                     New York, NY  10286
                                                                     Re:  Account Name:  Security First Group Corporate
                                                                                          Bond Account
                                                                          Account #:     328175
- ----------------------------------------------------------------------------------------------------------------------
Tax Identification Number                                            540696644
======================================================================================================================

                                 Schedule I-18

======================================================================================================================
Purchaser Name                                                       PAN-AMERICAN LIFE INSURANCE COMPANY
- ----------------------------------------------------------------------------------------------------------------------
Name in Which Note is Registered                                     PAN-AMERICAN LIFE INSURANCE COMPANY
 ----------------------------------------------------------------------------------------------------------------------
Note Registration Number; Principal Amount                           R-16; $5,000,000
- ----------------------------------------------------------------------------------------------------------------------
Payment on Account of Note

         Method                                                      Federal Funds Wire Transfer

         Account Information                                         First National Bank of Commerce
                                                                     210 Baronne Street
                                                                     New Orleans, LA  70112
                                                                     ABA No.: 065-000-029
                                                                     For credit to Pan-American Life Insurance Company
                                                                     Account No.:  1100-29496
- ----------------------------------------------------------------------------------------------------------------------
Accompanying Information                                             Name of Company:   THE RIVAL COMPANY
                                                                     Description of
                                                                     Security:    7.21% Senior Notes due April 15, 2008
                                                                     Security Number:    768020 A* 0
                                                                     Due Date and Application (as among principal,
                                                                     premium and interest) of the payment being made:
- ----------------------------------------------------------------------------------------------------------------------
Address for Notices Related to Payments                              Pan-American Life Insurance Company
                                                                     Pan American Life Center
                                                                     601 Poydras Street
                                                                     New Orleans, LA  70130
                                                                     Attn:  Investment Department - 28th Floor, Bond &
                                                                             Stock Accounting
- ----------------------------------------------------------------------------------------------------------------------
Address for All other Notices                                        Pan-American Life Insurance Company
                                                                     Pan American Life Center
                                                                     601 Poydras Street
                                                                     New Orleans, LA  70130
                                                                     Attn:  Investment Department - 28th Floor, Fixed
                                                                             Income Securities
- ----------------------------------------------------------------------------------------------------------------------
Other Instructions                                                   PAN-AMERICAN LIFE INSURANCE COMPANY

                                                                     By_______________________
                                                                                Name:
                                                                                Title:
- ----------------------------------------------------------------------------------------------------------------------
Instructions re Delivery of Notes                                    Pan-American Life Insurance Company
                                                                     Pan American Life Center
                                                                     601 Poydras Street
                                                                     New Orleans, LA  70130
                                                                     Attn:  Marylyn Andree, Investment Department -
                                                                             28th Floor
- ----------------------------------------------------------------------------------------------------------------------
Tax Identification Number                                            72-0281240
======================================================================================================================

                                 Schedule I-19

======================================================================================================================
Purchaser Name                                                       NATIONSBANC CAPITAL MARKETS, INC.
- ----------------------------------------------------------------------------------------------------------------------
Name in Which Note is Registered                                     HARE & CO.
- ----------------------------------------------------------------------------------------------------------------------
Note Registration Number; Principal Amount                           R-17; $5,000,000
- ----------------------------------------------------------------------------------------------------------------------
Payment on Account of Note

         Method                                                      Federal Funds Wire Transfer

         Account Information                                         Bank of New York
                                                                     ABA # 021000018

                                                                     BNF:  IOC 569, GSCS, MIC
                                                                     Ref:  Rival
- ----------------------------------------------------------------------------------------------------------------------
Accompanying Information                                             Name of Company:   THE RIVAL COMPANY
                                                                     Description of
                                                                     Security:   7.21% Senior Notes due April 15, 2008
                                                                     Security Number:    768020 A* 0
                                                                     Due Date and Application (as among principal,
                                                                     premium and interest) of the payment being made:
- ----------------------------------------------------------------------------------------------------------------------
Address for Notices Related to Payments                              NationsBanc Capital Markets, Inc.
                                                                     100 N. Tryon Street, 6th Floor
                                                                     Charlotte, NC  28255
                                                                     Attn:  Syndicate
- ----------------------------------------------------------------------------------------------------------------------
Address for All other Notices                                        NationsBanc Capital Markets, Inc.
                                                                     100 N. Tryon Street, 6th Floor
                                                                     Charlotte, NC  28255
                                                                     Attn:  Syndicate
- ----------------------------------------------------------------------------------------------------------------------
Other Instructions                                                   NATIONSBANC CAPITAL MARKETS, INC.

                                                                     By_______________________
                                                                                Name:
                                                                                Title:
- ----------------------------------------------------------------------------------------------------------------------
Instructions re Delivery of Notes                                    Bank of New York
                                                                     1 Wall Street, 3rd Floor
                                                                     Dealers Clearance, Window B
                                                                     Acct: NationsBanc Capital Markets, Inc.
                                                                     New York, NY 10015
- ----------------------------------------------------------------------------------------------------------------------
Tax Identification Number                                            561684171
======================================================================================================================

                                 Schedule I-20

                                  SCHEDULE II

                             OTHER FINANCIAL DATA

     None.


















                                 Schedule II-1

                                  SCHEDULE III

                               THE RIVAL COMPANY

                              DISCLOSURE STATEMENT

     THE RIVAL COMPANY Disclosure Schedule is made and delivered by The Rival Company (the "Company") to the Purchasers set forth in Schedule I pursuant to the Note Purchase Agreement dated as of April 15, 1996 among such parties (the "Agreement"). Capitalized terms not defined herein shall have the meanings set forth in the Agreement. Each item disclosed herein is disclosed only in connection with the specific section within which it is contained. No statement herein is false or misleading in any material respect. The Company has not omitted to state any material fact required to make any statement herein, taken in conjunction with the Agreement, not misleading, whether or not such material fact is expressly required to be disclosed by the applicable captions. The disclosures made herein are true and accurate as of the Closing Date. The Company covenants to amend THE RIVAL COMPANY Disclosure Schedule from time to time as necessary so that the disclosures made herein remain true and accurate at all times during the period from the date hereof through and including the close of business on the Closing Date.

     SECTION 5.1 CORPORATE EXISTENCE. The Company is duly qualified and in good standing in each of the following states:

     Delaware
     Missouri
     Mississippi

     The Company has no Subsidiaries, except as set forth below:

================================================================================
              NAME                             JURISDICTION OF      OWNERSHIP
                                               INCORPORATION        PERCENTAGE
================================================================================
Waverly Products Company Limited               Jamaica             100%
================================================================================
Pollenex Corporation                           Missouri            100%
================================================================================
Rival Manufacturing Co. of Canada, Ltd.        Canada              100%
================================================================================
Fasco Consumer Products, Inc.                  Delaware            100%
===============================================================================
Patton Electric Company, Inc.                  Indiana             100%
===============================================================================
Patton Electric Company Hong Kong, Ltd.        Hong Kong           100%
===============================================================================
RC Acquisition, Inc.                           Canada              100%(a)
===============================================================================
Bionaire, Inc.                                 Canada              100%(b)
===============================================================================
Bionaire Corporation                           New Jersey          100%(c)
===============================================================================
Bionaire Worldwide Management, Inc.            Florida             100%(d)
===============================================================================




                                Schedule III-1

================================================================================
               NAME                            JURISDICTION OF     OWNERSHIP
                                               INCORPORATION       PERCENTAGE
================================================================================
Bionaire International B.V.                    Netherlands         100%(c)
================================================================================
Bionaire France s.a.r.l.                       France              100%(e)
================================================================================

(a)  Stock owned by Rival Manufacturing Co. of Canada Ltd.
(b)  Stock owned by RC Acquisition, Inc.
(c)  Stock owned by Bionaire, Inc.
(d) Stock owned by Bionaire Corporation. Bionaire Worldwide Management, Inc. currently has no operations and will be liquidated on or before July 1, 1996.
(e) Stock is 90% owned by Bionaire International B.V. and 10% owned by Bionaire, Inc.

     SECTION 5.5 LITIGATION. The representations and warranties of the Company and its Subsidiaries as described in Section 5.5 of the Agreement are correct, except as set forth below:

     None.

     SECTION 5.14  DEBT.

     (a) The Company and its Subsidiaries are not obligated with respect to any Debt other than as set forth below:

     1. Indebtedness pursuant to a $75 Million Credit Agreement among The Rival Company and certain Banks with NationsBank of Texas, N.A. as agent dated as of April 15, 1996.

     2. Indebtedness pursuant to the $50 Million Note Purchase Agreement dated as of July 23, 1993.

     3. Indebtedness pursuant to a $15 Million Promissory Note dated March 25, 1996 between The Rival Company and NationsBank of Texas, N.A. This debt will be retired on the Closing Date.

     4. Indebtedness of Bionaire, Inc. pursuant to a $10 Million unsecured Credit Facility dated as of April 17, 1996 between Bionaire, Inc. and Bank of America Canada, and guaranteed by The Rival Company. The outstanding principal amount of such Indebtedness as of the Closing Date is approximately $6,800,000. This Indebtedness replaces approximately U.S. $6.0 Million secured Indebtedness of Bionaire, Inc. which was outstanding under a Secured Revolving Credit and Term Loan Facility between Bionaire Inc. and Royal Bank of Canada.

     5. Indebtedness of Patton Electric Hong Kong, Ltd. under a HK $15,000,000 (approximately U.S. $2,000,000) Credit Facility with Bank of America National Trust and Savings Association. Such facility is guaranteed by The Rival





                                Schedule III-2

     Company and is used primarily for the issuance of documentary letters of credit to suppliers in Asia.

     (b) The Company and its Subsidiaries are not subject to any material contingent liabilities other than as set forth below:

     None.

     SECTION 5.15 PARI PASSU RANKING. The Company's payment obligations on the Notes rank at least pari passu with the Company's payment obligations in respect of all other Debt.

     SECTION 5.20(B) ENVIRONMENTAL MATTERS. The exceptions referenced in 5.20(b) are as follows:

Kansas City, Missouri:

In June, 1992, the Company terminated the lease of its former office/warehouse facility at 36th and Bennington, Kansas City, Missouri. Upon lease termination, the landlord engaged an engineer to perform an environmental study of the property. The landlord has performed some remediation at the site and has requested reimbursement of their expenses in the amount of $108,946. The Company has not determined the extent of its responsibility, if any, for such expenses.

     SECTION 5.24 INTELLECTUAL PROPERTY. Except as disclosed below, to the best of the Company's knowledge, there are no Liens encumbering the Intellectual Property and no such Intellectual Property owned or used by the Company or its Subsidiaries infringes the patent, copyright, trademark, trade secret or other proprietary rights of any third party and the Company is not aware of any such claim of infringement by any third party:

     None.

     Except as disclosed below, to the best of the Company's knowledge, no third party has materially infringed or threatened to infringe the patent, copyright, trademark, trade secret and other proprietary rights of the Company or its Subsidiaries in their Intellectual Property:

     None.

     SECTION 11.45(G) PERMITTED INVESTMENTS. The following investments other than as described in Section 11.45(a) through (f) of the Agreement were existing on the Closing Date:

     A fractional ownership interest in Association of Home Appliance Manufacturers, a captive off-shore insurance company.

     Various common stock, preferred stock and debt instruments obtained through reorganization of the Company's customers. Such investments have an aggregate book value of not more than $500,000 as of the Closing Date.

     SECTION 11.46(E) PERMITTED LIENS. The Company is a party to the existing Liens as set

                                Schedule III-3
forth below and the principal amount of Debt associated with such Liens does not exceed the principal amount of such Debt on the date hereof and does not affect the title to or the use of the assets encumbered thereby:

     Liens in favor of Royal Bank of Canada pursuant to a Credit Agreement with Bionaire, Inc. Such Liens to be released on or about the Closing Date.

     SECTION 11.59 RESTRICTED SUBSIDIARY. The Company's initial Restricted Subsidiaries are set forth below:

     Pollenex Corporation, a Missouri corporation
     Rival Manufacturing Co. of Canada, Ltd., a Canadian corporation Waverly Products Company, Ltd., a Jamaican corporation
     Fasco Consumer Products, Inc., a Delaware corporation
     Patton Electric Company, Inc., an Indiana corporation
     Patton Electric Company Hong Kong, Ltd., a Hong Kong corporation RC Acquisition, Inc., a Canadian corporation
     Bionaire, Inc., a Canadian corporation
     Bionaire Worldwide Management, Inc., a Florida corporation
     Bionaire International B.V., a Netherlands corporation


                                Schedule III-4

                                  EXHIBIT 1.1

                                  FORM OF NOTE

                               THE RIVAL COMPANY

                      7.21% SENIOR NOTE DUE APRIL 15, 2008

No. R-__                                                        PPN: 768020 A* 0
$________                                                      ________ __, ____

     THE RIVAL COMPANY (the "Company"), a Delaware corporation, for value received, hereby promises to pay to ______ or registered assigns the principal sum of ______ DOLLARS ($______) on April 15, 2008 and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance hereof from the date of this Note at the rate of 7.21% per annum, semiannually on April 15 and October 15 in each year, commencing on October 15, 1996, until the principal amount hereof shall become due and payable; and to pay on demand interest on any overdue principal (including any overdue partial payment of principal) and Make-Whole Premium, if any, and (to the extent permitted by applicable law) on any overdue installment of interest (the due date of such payments to be determined without giving effect to any grace period), at a rate per annum equal to the lesser of (a) the highest rate allowed by applicable law or (b) 9.21% per annum.

     Payments of principal, Make-Whole Premium, if any, and interest shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts to the registered holder hereof at the address shown in the register maintained by the Company for such purpose, in the manner provided in the Note Purchase Agreement (defined below).

     This Note is one of an issue of Notes of the Company issued in an aggregate principal amount limited to $50,000,000 pursuant to the Company's Note Purchase Agreement (as amended from time to time, the "Note Purchase Agreement"), dated as of April 15, 1996, with the purchasers listed on Schedule I thereto, is entitled to the benefits thereof and subject to the terms thereof, and the terms of which are incorporated herein by reference. Capitalized terms used herein and not defined herein have the meanings specified in the Note Purchase Agreement.

     As provided in the Note Purchase Agreement, (i) a portion of the principal of this Note must be repaid (and will become due and payable) prior to the stated maturity hereof, (ii) all or a portion of the principal of this Note may be repaid at the option of the Company (and will, on the exercise of such option, become due and payable) prior to the stated maturity hereof and a Make-Whole Premium may be due in connection therewith, and (iii) all of the principal of this Note (together with any applicable Make-Whole Premium) may, under certain circumstances, be declared due and payable in the manner and with the effect provided in the Note Purchase Agreement.


                                 Exhibit 1.1-1

     This Note is a registered Note and is transferable only by surrender thereof at the principal office of the Company as specified in the Note Purchase Agreement, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or his attorney duly authorized in writing.

     THIS NOTE AND THE NOTE PURCHASE AGREEMENT ARE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF MISSOURI.

                                       THE RIVAL COMPANY



                                       By:
                                          ----------------------------------

                                            Name:

                                            Title:


                                 Exhibit 1.1-2

                                 EXHIBIT 4.1(A)


                        COMPANY OUTSIDE COUNSEL OPINION


          [Letterhead of Hillix, Brewer, Hoffaus, Whittaker & Wright]



                                       [Closing Date]


Purchasers of Notes
 Shown on Attachment A

     Re:  The Rival Company
          $50,000,000 Senior Notes Due 2003

Ladies and Gentlemen:

     We have acted as counsel to The Rival Company, a Delaware corporation (the "Company") in connection with the preparation of the Note Purchase Agreement dated as of the date hereof (the "Agreement") among the Company and the Purchasers set forth in Schedule I to the Agreement (collectively, the "Purchasers") and the "Operative Documents" referenced therein and have participated on the Company's behalf in the transaction contemplated thereby. This Opinion Letter is provided to you at the request of the Company pursuant to
Section 4.1(a) of the Agreement. Capitalized terms used in this Opinion Letter are defined as set forth in the Agreement or the Accord (see below).

     This Opinion Letter is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (the "Accord") of the ABA Section of Business Law
(1991). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord, and this Opinion Letter should be read in conjunction therewith. The Law covered by the opinions expressed herein is limited to the Law of the State of Missouri, the corporate Law of the State of Delaware and the Federal Law of the United States.

     Based upon and subject to the foregoing, we are of the opinion that:

     1. The Company is a corporation duly organized, validly existing and in good standing under and by virtue of the Law of Delaware and is qualified, in good standing and authorized to do business as a foreign corporation in the States of Missouri and Mississippi.

     2. Pollenex Corporation, Rival Manufacturing Company of Canada, Ltd., Fasco Consumer Products, Inc., Patton Electric Company, Inc., R.C. Acquisitions, Inc., Bionare, Inc. and Bionare Corporation are corporations duly incorporated, validly existing and in good

                               Exhibit 4.1(a)-1

Purchasers of Notes
 Shown on Attachment A
[Closing Date]
Page 2


standing under and by virtue of the laws of their jurisdictions of incorporation. In providing the opinions expressed in this paragraph, with respect to Rival Manufacturing Company of Canada, Ltd., Fasco Consumer
Products, Inc., Patton Electric Company, Inc., R.C. Acquisitions, Inc., Bionare, Inc. and Bionare Corporation, we have reviewed only the certificates of good standing, articles of incorporation, and by-laws relative to those corporations included in the applicable secretaries' certificates delivered to the Banks at Closing, and have made no other investigation or inquiry.

     3. The Company has taken all necessary action to duly authorize the execution and delivery of the Operative Documents and the issue and sale of the Notes by the signers thereof and the transactions thereunder.

     4. The Company possesses the requisite power to enter into the Operative Documents to issue and sell the Notes, and to perform its obligations thereunder.

     5. Each of the Operative Documents is enforceable against the Company in accordance with its terms.

     6. Execution and delivery by the Company of, and performance of its agreements in, the Operative Documents do not: (i) violate the Constituent Documents of the Company; (ii) breach, result in a default under, or result in the imposition of a lien under the Bank Financing Documents, any contracts dealing with money borrowed or future payments or receipts in excess of $1,000,000 by the Company or any Subsidiary, or, to our Actual Knowledge, any other existing agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or any of their respective assets may be bound or affected; or (iii) breach or otherwise violate any existing obligation of the Company or any Subsidiary under any Court Order.

     7. Execution and delivery by the Company of, and performance by the Company of its agreements in, the Operative Documents do not violate applicable provisions of Law.

     8. No authorization, consent approval, registration, license or any form of exemption of any governmental authority is required in connection with the execution, delivery and performance by the Company of its obligations under the Operative Documents or the offer, issuance or sale of any of the Notes.

     9. The payment by the Company and receipt by the Noteholders of all principal, interest and premium required to be paid pursuant to the terms of the Notes will not violate the usury laws of the State of Missouri.

                               Exhibit 4.1(a)-2

Purchasers of Notes
 Shown on Attachment A
[Closing Date]
Page 3


     10. The offering and sale of the Notes under the circumstances contemplated by the Agreement are exempt from the registration provisions of the Securities Act of 1933, as amended, and the Company is not required to qualify an indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended.

     11. Neither the Company nor any of the Subsidiaries is: (a) an "investment company", or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended; (b) a "holding company" or a "subsidiary company" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (c) a "public utility" within the meaning of the Federal Power Act, as amended.

     12. The use of the proceeds from the issuance of the Notes, as contemplated by the Agreement, will not violate Regulations G, T, U, or X of the Board of Governors of the Federal Reserve System.

     13. With respect to any "employee benefit plan" maintained by the Company or any Subsidiary, the execution and delivery of the Agreement and the Company's Operative Documents and the sale of the Notes will not involve any transaction subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed under Section 4975 of the Code.

     We hereby confirm to you that there are no actions or proceedings against the Company or any Subsidiary, pending or overtly threatened in writing, before any court, governmental agency or arbitrator which: (i) seek to affect the enforceability of or to enjoin the transaction contemplated by the Operative Documents; or (ii) except as has been disclosed to Hebb & Gitlin as counsel for the Purchasers by our letter dated April 12, 1996, involve an amount in controversy in excess of $1,000,000, any contract dealing with money borrowed or future payments or receipts in excess of $1,000,000 by the Company or any Subsidiary, or any claim that the Board of Directors of the Company or any Subsidiary have violated their fiduciary duties to stockholders.

     The General Qualifications apply to the opinions set forth in paragraphs 7 through 13 above as well as to our opinion set forth in paragraph 5 above.

     The phrase Primary Lawyer Group, as used in the Accord, is hereby modified and for the purposes of applying the Accord to this Opinion Letter the Primary Lawyer Group means only the lawyers in this firm who have given substantive legal attention to representation of the Company.


                               Exhibit 4.1(a)-3

Purchasers of Notes
 Shown on Attachment A
[Closing Date]
Page 4


     A copy of this opinion Letter may be delivered by you to any subsequent Noteholder or prospective Noteholder in connection with their acquisition or consideration of acquisition of a Note or Notes, and such persons may rely on this opinion letter as if it were addressed and had been delivered to them on the date hereof. In addition, a copy of this Opinion Letter may be delivered by you to and relied upon by Hebb & Gitlin P.C. for purposes of rendering its opinion to you pursuant to Section 4.1(b) of the Agreement. Subject to the foregoing, this Opinion Letter may be relied upon by you only in connection with the foregoing transaction and may not be used or relied upon by you or any other person for any purpose whatsoever, except to the extent authorized by the Accord, without in each instance our prior written consent.

                                       Very truly yours,

                                       HILLIX, BREWER, HOFFAUS, WHITTAKER &

                                       WRIGHT


                               Exhibit 4.1(a)-4

                                  ATTACHMENT A

The Lincoln National Insurance Company
200 East Berry Street, Renaissance Square
Fort Wayne, IN 46802

Lincoln National Health & Casualty Insurance Company
200 East Berry Street, Renaissance Square
Fort Wayne, IN 46802

American States Insurance Company
200 East Berry Street, Renaissance Square
Fort Wayne, IN 46802

American States Life Insurance Company
200 East Berry Street, Renaissance Square
Fort Wayne, IN 46802

First Penn-Pacific Life Insurance Company
200 East Berry Street, Renaissance Square
Fort Wayne, IN 46802

Allied Life Insurance Company "A"
200 East Berry Street, Renaissance Square
Fort Wayne, IN 46802

Sons of Norway
200 East Berry Street
Renaissance Square
Fort Wayne, IN 46802

Security-Connecticut Life Insurance Company
200 East Berry Street
Renaissance Square
Fort Wayne, IN 46802

Allstate Life Insurance Company
3075 Sanders Road, STE G3A
Northbrook, IL 60062-7127

Security First Life Insurance Company
255 Dufferin Avenue
London, Ontario  N6A 4K1

Pan-American Life Insurance Company
Pan American Life Center
601 Poydras Street
New Orleans, LA 70130

                               Exhibit 4.1(a)-5

Nationsbanc Capital Markets, Inc.
100 N. Tryon Street, 6th Floor
Charlotte, NC 28255

Hebb & Gitlin
One State Street
Hartford, CT 06103


                               Exhibit 4.1(a)-6